As filed with the Securities and Exchange Commission on March 18, 1997.



                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)



Filed by the registrant                     |X|
Filed by a party other than the registrant  |_|


Check the appropriate box:

         |_|  Preliminary proxy statement
         |X|  Definitive proxy statement
         |_|  Definitive additional materials
         |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE WRIGHT MANAGED INCOME TRUST
                (Name of Registrant as Specified in Its Charter)


                         THE WRIGHT MANAGED INCOME TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):


 |X|  No filing fee is required.

THE WRIGHT MANAGED EQUITY TRUST                  THE WRIGHT MANAGED INCOME TRUST

                       24 Federal Street, Boston, MA 02110

===============================================================================



Wright Selected Blue Chip Equities Fund               Wright U.S. Treasury Fund
Wright Junior Blue Chip Equities Fund       Wright U.S. Treasury Near Term Fund
Wright Quality Core Equities Fund                 Wright Total Return Bond Fund
Wright International Blue Chip Equities Fund         Wright Current Income Fund
                                         Wright U.S. Treasury Money Market Fund



                                                                 March 13, 1997

Dear Shareholder:

I am writing regarding a special meeting of your fund's shareholders called for April 15, 1997 to vote on several important proposals that affect your fund and your investment in it. As a shareholder you are asked to voice your opinion on these matters with your vote. This package contains information about the proposals and the proxy materials for you to use when voting by mail.

Please review the enclosed information and cast your vote by completing and returning the proxy cards in the enclosed postage paid envelope. Please vote promptly. It is extremely important, no matter how may shares you own. Voting promptly saves money. If we do not receive enough votes, we must adjourn the shareholders' meeting and re-solicit shareholders in an attempt to increase voter participation. This is a costly process paid for by your fund and, ultimately, by you.

All the proposals have been reviewed by your fund's Board of Trustees, whose primary role is to represent and protect your interests as a shareholder. In the Trustees' judgement, the proposals are fair and reasonable and they recommend that you vote in favor of each proposal.

Proposals 1 and 2. The primary purpose of these proposals is to permit the fund to pool its assets with other pooled vehicles in an investment structure called the master-feeder fund structure. Pooling of assets is expected to result in decreased operating expenses and greater investment flexibility. Shareholders of Wright Quality Core Equity, Wright Total Return Bond and Wright U.S. Treasury Money Market Funds do not vote on Proposal 2.

-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     Please execute the enclosed proxy card and return it promptly in the postpaid envelope provided.
          THIS WILL SAVE THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
-------------------------------------------------------------------------------

Proposal 3. This proposal will permit the amendment of the Trust's governing document which will allow greater flexibility in managing the day to day affairs of the Trust. It will also authorize the Trustees to adopt a multiple class distribution system for the Trust which will increase the ability of the fund to increase assets and decrease operating expenses.

Proposal 4. Approval of this proposal will permit amendment of your fund's Rule 12b-1 Plan to permit the payment of a distribution fee of 0.25% of the fund's average annual net assets. This fee is currently 0.20% of such assets. This change in the rate of the distribution fee will enable your fund's distributor to compensate broker-dealers in an amount comparable to the compensation they receive from sales of shares of other mutual funds. The Trustees believe that the change in the rate of the distribution fee is likely to result in higher levels of sales and lower levels of redemption of your fund's shares by making fund shares available through more broker-dealers. This means that the fund may achieve net positive cash flow and increase the likelihood of gain in the fund's asset size. Shareholders of the Wright U.S. Treasury Money Market Fund do not vote on Proposal 4.

Proposal 5. Approval will permit revision of the fund's investment restrictions to conform with current requirements of the Investment Company Act and modern industry practice.

Proposal 6. Approval will elect or re-elect Trustees to the Board of Trustees to oversee the Trust's activities and review contractual arrangements with companies that provide the Trust with services to insure that the best interests of shareholders are met. Each nominee currently serves as a Trustee.

Proposal 7. Approval will ratify the selection of Deloitte & Touche LLP as the independent public accountants for the current fiscal year.

I encourage you to exercise your right as a shareholder in the fund and vote promptly. To cast your vote, simply complete the enclosed proxy card(s). Be sure to sign the card(s) before mailing in the postage-paid envelope provided.

If you have any questions please do not hesitate to call Wright Investors' Service Distributors, Inc., at 1-800-888-9471. They will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

                                                          Sincerely,

                                                          /s/Peter M. Donovan


                                                          Peter M. Donovan
                                                          President and Trustee

                         THE WRIGHT MANAGED EQUITY TRUST

                     Wright Selected Blue Chip Equities Fund
                      Wright Junior Blue Chip Equities Fund
                        Wright Quality Core Equities Fund
                  Wright International Blue Chip Equities Fund

                         THE WRIGHT MANAGED INCOME TRUST

                            Wright U.S. Treasury Fund
                       Wright U.S. Treasury Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund

                                24 Federal Street
                           Boston, Massachusetts 02110

                   Notice of Special Meetings of Shareholders
                            To Be Held April 15, 1997


         Special Meetings of Shareholders of the series (each, a "Fund" and together, the "Funds") of The Wright Managed Equity Trust (the "Equity Trust") and The Wright Managed Income Trust (the "Income Trust" and together with the Equity Trust, the "Trusts") will be held at the principal offices of the Trusts, 24 Federal Street, Boston, Massachusetts, 02110, on Tuesday, April 15, 1997 commencing at 10:00 a.m. (Boston time). The Special Meetings of the Funds are expected to be held concurrently and are referred to together as the "meeting."

         The meeting is being held for the following purposes:

         1. To consider and act upon a proposal to adopt a new investment policy to authorize each Fund to invest all of its investable assets in a corresponding series of an open-end management investment company (each, a "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund, and to adopt a supplemental investment restriction to permit such investment;

         2. To consider and act upon proposals to authorize each Trust, on behalf of its respective Funds that are investing in corresponding Portfolios, to vote as a holder of interest in The Wright Blue Chip Master Portfolio Trust (the "Portfolio Trust") to (a) elect Trustees of the Portfolio Trust; (b) select Deloitte & Touche, LLP as the independent accountant of the Portfolio Trust; and (c) approve the investment advisory agreement between the Portfolio Trust, on behalf of each corresponding Portfolio, and Wright Investors' Service, Inc.

         3. To consider and act upon a proposal to authorize the Trustees to adopt an Amended and Restated Declaration of Trust on behalf of each Trust, which will, among other things, permit the establishment of multiple classes of shares of the Funds.

         4. To consider and act upon a proposal to approve an amendment to each Fund's Rule 12b-1 distribution plan to set the distribution fee payable under the plan at 0.25% of the Fund's average daily net asset value attributable to the Fund's existing shares. This Proposal does not affect Wright U.S. Treasury Money Market Fund.

         5. To consider and act upon a proposal to amend or eliminate certain of each Fund's fundamental investment restrictions.

         6. To consider and act upon a proposal to elect Trustees for each Trust to hold office until their respective successors have been duly elected and qualified.


         7. To consider and act upon a proposal to ratify the Trustees' selection of Deloitte & Touche, LLP as the independent accountant of each Trust.


         8. To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjourned session thereof.

         These Proposals are discussed in greater detail in the accompanying Proxy Statement.

         The meeting is called pursuant to the By-Laws of each Trust. The Trustees have fixed the close of business on February 21, 1997 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournment thereof.


                                   By Order of the Boards of Trustees,

                                   H. Day Brigham, Jr., Secretary




March 13, 1997



IMPORTANT - SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

The Wright Managed Equity Trust
The Wright Managed Income Trust
===============================================================================



                         THE WRIGHT MANAGED EQUITY TRUST
                              (the "Equity Trust")

                     Wright Selected Blue Chip Equities Fund
                      Wright Junior Blue Chip Equities Fund
                        Wright Quality Core Equities Fund
                  Wright International Blue Chip Equities Fund

                         THE WRIGHT MANAGED INCOME TRUST
                              (the "Income Trust")

                            Wright U.S. Treasury Fund
                       Wright U.S. Treasury Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund

                           (collectively, the "Funds")


                                 PROXY STATEMENT

                      For Special Meetings of Shareholders


         A proxy is enclosed with the foregoing Notice of the Special Meetings of the Shareholders of the Funds, to be held on Tuesday, April 15, 1997, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, First Data Investors Services' Group, P.O. Box 5153, Westborough, Massachusetts 01551-5123, by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about March 13, 1997.


         The Trustees have fixed the close of business on February 21, 1997 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of the Record Date is set forth in EXHIBIT A.

         The persons who held of record more than 5% of the outstanding shares of a Fund as of the Record Date are set forth in EXHIBIT B. To the knowledge of each Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

         Although each Trust is participating separately in the meeting, proxies are being solicited through the use of this combined Proxy Statement. Shareholders of Funds that are series of the same Trust will vote separately as to those Proposals which uniquely affect their respective Funds and together on those Proposals that affect the Trust as a whole. Voting by shareholders of one Fund or Trust will not affect voting by shareholders of another Fund or Trust.

         Shareholders of the Funds are being asked to vote on the Proposals as follows:

Proposal          Shareholders Entitled to Vote on Proposal

     1.            For each Trust:    Each Fund voting separately.

     2(a).         For Equity Trust:  Each of Wright  Selected  Blue Chip
                                      Equities  Fund,  Wright  Junior Blue Chip
                                      Equities Fund and Wright International
                                      Blue Chip Equities Fund voting separately.

                   For Income Trust:  Each of Wright U.S. Treasury Fund, Wright
                                      U.S. Treasury Near Term Fund and Wright
                                      Current Income Fund voting separately.

     2(b).         For Equity Trust:  Each of Wright Selected  Blue Chip
                                      Equities Fund,  Wright Junior Blue Chip
                                      Equities Fund and Wright International
                                      Blue Chip Equities Fund voting separately.

                   For Income Trust:  Each of Wright U.S. Treasury Fund, Wright
                                      U.S. Treasury Near Term Fund and Wright
                                      Current Income Fund voting separately.

     2(c).         For Equity Trust:  Each of Wright Selected Blue Chip
                                      Equities Fund, Wright Junior Blue Chip
                                      Equities Fund and Wright International
                                      Blue Chip Equities Fund voting separately.

                   For Income Trust:  Each of Wright U.S. Treasury Fund, Wright
                                      U.S. Treasury Near Term Fund and Wright
                                      Current Income Fund voting separately.

     3.            For each Trust:    All Funds voting together.

     4.            For Equity Trust:  Each Fund voting separately.

                   For Income Trust:  Each Fund (except Wright U.S
                                      Treasury Money Market Fund) voting
                                      separately.

     5(a).         For each Trust:    Each Fund voting separately.
     5(b).         For each Trust:    Each Fund voting separately.
     5(c).         For each Trust:    Each Fund voting separately.
     5(d).         For each Trust:    Each Fund voting separately.
     5(e).         For each Trust:    Each Fund voting separately.
     5(f).         For each Trust:    Each Fund voting separately.
     5(g).         For each Trust:    Each Fund voting separately.
     5(h).         For each Trust:    Each Fund voting separately.
     5(i).         For each Trust:    Each Fund voting separately.
     5(j).         For each Trust:    Each Fund voting separately.

     6.            For each Trust:    All Funds voting together.

     7.            For each Trust:    All Funds voting together.



         The Trustees know of no matter other than those mentioned in Proposals 1 through 7 of the Notice which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

                                   PROPOSAL 1.


                TO ADOPT AN INVESTMENT POLICY TO PERMIT EACH FUND
            TO INVEST ALL OF ITS ASSETS IN A CORRESPONDING PORTFOLIO

         Summary. The Trustees have approved, and are submitting to the shareholders of each Fund for approval, the adoption of a new investment policy for each Fund to permit each Fund to invest all of its investable assets ("Investable Assets") in the corresponding series (the "Portfolio") of The Wright Blue Chip Master Portfolio Trust (the "Portfolio Trust"). Each Portfolio would have substantially the same investment objective, policies and restrictions as its corresponding Fund. The adoption of the new investment policy by each Fund is subject to approval by that Fund's shareholders. If this Proposal is approved by a Fund's shareholders, the Trustees will be authorized to invest that Fund's Investable Assets in the corresponding Portfolio, thereby converting the Fund to the master-feeder fund structure. The Trustees recommend that shareholders of each Fund vote to approve Proposal 1. Please see "Recommendation of the Board of Trustees" below for a discussion of the Trustees' recommendation.

         New Investment Policy. The Trustees recommend that the shareholders of each Fund approve the adoption of a new investment policy for that Fund, i.e., to authorize the investment of all of the Fund's Investable Assets in the corresponding Portfolio. Each Portfolio is a series of the Portfolio Trust, a New York trust that will be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio has substantially the same investment objective, policies and restrictions as the corresponding Fund. Each Fund would seek its investment objective by investing in the corresponding Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Interests in the Portfolios are not available for purchase directly by members of the general public.

         Each Fund would convert to the master-feeder fund structure by exchanging all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the corresponding Portfolio. The value of a shareholder's investment in a Fund will be the same immediately after the Fund's investment in the corresponding Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

         The Investment Adviser and Administrator. The Winthrop Corporation ("Winthrop") is currently the investment adviser to each Fund pursuant to investment advisory contracts (the "Existing Advisory Agreements") between each Trust, on behalf of its Funds, and Winthrop. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright), Wright, acting under the general supervision of the Trustees, furnishes each Fund with investment advice and management services. Under the Existing Advisory Agreements, each Trust pays advisory fees on behalf of its Funds to Winthrop as set forth in the table on page 13 of this Proxy Statement. To the extent that a Fund invests all of its Investable Assets in the corresponding Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of a Fund adopt the new investment policy described in this Proposal and the Trustees authorize the conversion of that Fund to the master-feeder fund structure, Winthrop will no longer receive advisory fee payments under the applicable Existing Advisory Agreement. However, the Existing Advisory Agreement will remain in effect.
Winthrop's and Wright's principal offices are located at 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604-4720


         The Portfolio Trust will enter into an investment advisory agreement with Wright on behalf of the Portfolios (the "Proposed Advisory Agreement") pursuant to which Wright will provide investment advice and management services to each Portfolio. For its services under the Proposed Advisory Agreement, Wright will be paid an advisory fee equal to and calculated in the same manner as the advisory fee currently being paid pursuant to the Existing Advisory Agreement as set forth in the table on page 13 of this Proxy Statement. No increase in the schedule of advisory fee rates is proposed. Each Fund will, therefore, indirectly bear its proportionate share of the advisory fees paid by the corresponding Portfolio pursuant to the Proposed Advisory Agreement. For information about Wright and the identity of its directors, see the discussion under Proposal 2(c) of this Proxy Statement.


         Each Trust, on behalf of its Funds, will continue to retain the services of Eaton Vance Management ("Eaton Vance") under administration agreements (the "Administration Agreements"). Under the Administration Agreements, Eaton Vance supervises the overall administration of each Fund. For its services to the Funds, Eaton Vance receives monthly administration fees at the annual rates (as a percentage of average daily net assets) set forth in the table below. If Proposal 1 is approved, the administration fee for each Fund that converts to the master-feeder fund structure would be based upon the assets of the corresponding Portfolio attributable to the Fund. Accordingly, the Fund's actual administration fee paid would not change. If the Trustees of the Portfolio Trust determine to enter into an administration agreement with Eaton Vance on behalf of the Portfolios, the overall administration fees payable by the Fund and the corresponding Portfolio are not expected to increase. Eaton Vance and its trustee, Eaton Vance, Inc. ("EV") are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"). Eaton Vance's principal office is located at 24 Federal Street, Boston, Massachusetts 02110.


                        ANNUAL % ADMINISTRATION FEE RATES

                    Under          100 Mil. to    $250 Mil. to        Over
                  $100 Mil.          $250 Mil.     $500 Mil.        $500 Mil.
-------------------------------------------------------------------------------

The Wright Managed Equity Trust
                    0.20%             0.06%        0.03%             0.02%
-------------------------------------------------------------------------------

The Wright Managed Income Trust
                    0.10%             0.04%        0.03%             0.02%
-------------------------------------------------------------------------------

 The Wright U.S. Treasury Money Market Fund
                    0.07%             0.03%        0.03%             0.02%
-------------------------------------------------------------------------------



         Tax Considerations. Each Trust will obtain an opinion of counsel to the effect that its contribution of a Fund's Investable Assets to the corresponding Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes. Management of each Trust currently intends to proceed with the transfers only upon the availability of an opinion of tax counsel. There can be no assurance that such an opinion will be available.

         As a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing and other requirements imposed by the Code. Under current law, as long as each Fund qualifies as a regulated investment company for federal income tax purposes, the Funds are not liable for any income, corporate excise or franchise taxes in The Commonwealth of
Massachusetts. Each Portfolio will be organized and intends to conduct its operations in a manner such that it also will not be required to pay any federal or Massachusetts income or excise taxes.

          Description of the Portfolio Trust. Each Portfolio is a series of the Portfolio Trust, a master trust fund organized under New York law. The investment objective of each Portfolio is the same as the investment objective of the corresponding Fund. Each Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the corresponding Fund is authorized to invest. The investment restrictions and policies of each Portfolio are such that each Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the corresponding Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

         The investment objectives of each Portfolio and its corresponding Fund are not fundamental policies. The approval of each Portfolio's investors (i.e., the corresponding Fund and other holders of interests in each Portfolio) would be required to change any of the fundamental investment policies or restrictions; however, any change in nonfundamental investment policies or restrictions would not require such approval. If a Portfolio proposed to change materially its investment objective, the Trustees of the corresponding Fund would either make a corresponding change to its investment objective or withdraw its investment in the Portfolio. Each Fund would be able to withdraw its investment in the corresponding Portfolios at any time if the Trustees determine that it is in the best interests of a Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the Investable Assets of the affected Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

         Like each Fund, the corresponding Portfolio determines its net asset value on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time). Each Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

         Each Fund's net asset value is determined at the same time and on the same days that the net asset value of the corresponding Portfolio is calculated. Each Fund's net asset value per share is calculated by determining the value of the Fund's assets (e.g., its investment in the corresponding Portfolio and any other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.


         Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A
Trustee of the Portfolio Trust may be removed upon a vote of two-thirds of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders of interests in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in a Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever a Fund is requested to vote on matters pertaining to the corresponding Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

         Subject to applicable statutory and regulatory requirements, a Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the corresponding Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the corresponding Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the corresponding Fund would nonetheless be voted on by the Fund and by the Trustees of the Portfolio Trust.

         Investments in a Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in a Portfolio, including the corresponding Fund, will not be individually liable under the Portfolio Trust's declaration of trust for the obligations of the Portfolio, but may lose the full amount of its interest in the Portfolio to the extent the Portfolio's liabilities exceed its assets. In addition, it is possible that holders in a Portfolio might be held personally liable as partners for the Portfolio's obligations, notwithstanding that the Portfolio Trust's declaration of trust disclaims such liability on the part of any holder. However, because the Portfolio Trust's declaration of trust disclaims interest holder liability and provides for indemnification against such liability, the risk of an interest holder in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Thus, it is unlikely that a Fund would experience liability from the new investment structure itself. In any event, shareholders of each Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of shareholders incurring liability by reason of being shareholders of a Fund is remote.

         The Portfolio Trust has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio Trust (the "Independent Trustees"). The nominees for election as Trustees of the Portfolio Trust are identical to the present Trustees and nominees for election as Trustees of the Trusts and are listed in Proposal 2(a) of this Proxy Statement. Pursuant to the Portfolio Trust's declaration of trust, the Trustees have the power to establish and alter the number and the terms of office of the Trustees (subject to certain removal procedures, including vote by holders of interests), to appoint successor Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Trustees, provided that always at least a requisite majority of the Trustees has been elected by the holders of interests. Generally, meetings of holders of interests of the Portfolio Trust for the purpose of electing Trustees will not be held.


         Proposed Supplement to Investment Restrictions. The Trustees of each Trust have approved, subject to shareholder approval, a supplemental provision to be added to the investment restrictions of each Fund to permit each Fund to invest its investable assets in a corresponding Portfolio. Such an investment might otherwise be deemed to be prohibited by certain of the Funds' investment restrictions. The Trustees propose that each Fund adopt an additional fundamental investment policy as follows:


NOTWITHSTANDING THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, THE FUND MAY INVEST ALL OR PART OF ITS INVESTABLE ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND.

         Proposed Conversions. To the extent required by applicable law or the respective Trust's Declaration of Trust, the approval by Fund shareholders of this Proposal will authorize the Trustees of each Trust to implement each Fund's conversion to the master-feeder fund structure. If this Proposal is approved by the shareholders, and the Trustees are satisfied with certain tax matters discussed above, the Trustees intend to convert Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright International Blue Chip Equities Fund, Wright U.S. Treasury Fund, Wright U.S. Treasury Near Term Fund and Wright Current Income Fund (the "Feeder Funds") to the master-feeder fund structure on or about the close of business on April 30, 1997 or such later date as the Trustees may approve. The Trustees have no current intention to convert the other Funds (the "non-Feeder Funds") to the master-feeder fund structure at the present time. The Trustees believe that there is a reasonable expectation that at least one other entity will invest with the Feeder Funds in the corresponding Portfolios, thereby increasing the likelihood that the Feeder Funds will experience the economic benefits of conversion to the master-feeder fund structure. The Trustees have no present expectation with respect to the non-Feeder Funds, and for this reason, do not recommend conversion of the non-Feeder Funds at this time. Shareholder approval of this Proposal will authorize the Trustees to undertake such a conversion at some other future date whether or not another entity is expected to invest with a non-Feeder Fund in a corresponding Portfolio. If the Trustees authorize the conversion of any non-Feeder Fund at a future date, Wright will give shareholders of the Fund 30 days' written notice of the proposed conversion.

         Comparative Expenses. The Table of Comparative Expenses set forth on EXHIBIT C to this Proxy Statement shows the actual expenses of each Feeder Fund for the fiscal year ended December 31, 1996, and a pro forma adjustment thereof assuming that each Feeder Fund had invested all of its Investable Assets in the corresponding Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of converting the Fund to the master-feeder fund structure and the estimated costs of this proxy solicitation ($31,760). The pro forma adjustment assumes that: (i) there were no holders of interests in the corresponding Portfolio other than the Feeder Fund; and (ii) the average daily net assets of the Feeder Fund and the Portfolio were equal to the actual average daily net assets of the Feeder Fund during the period.

         Wright has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of each Feeder Fund and the corresponding Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the expense limits in effect as of the date of the Fund's conversion to the master-feeder fund structure. Wright may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

         Upon conversion of a Fund to the master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated on the Table of Comparative Expenses due to changes in the Fund's expenses and net asset value between December 31, 1996 and the conversion date. Assuming that the Feeder Fund was the only holder of an interest in the corresponding Portfolio and that the Feeder Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Feeder Fund during the period indicated on the Table of Comparative Expenses.



Trustees' Evaluation and Recommendation


         The Trustees recommend that shareholders of each Fund vote to approve Proposal 1. The Trustees believe, based primarily on their discussions with Winthrop and Wright, that the master-feeder fund structure will permit other collective investment vehicles having different distribution arrangements to invest in the Portfolio Trust. Since certain of these other vehicles might not otherwise invest in the Funds due to tax and other reasons, additional assets should be attracted to the corresponding Portfolios, thus increasing each Portfolio's asset base. This anticipated larger asset base may be advantageous to the shareholders of the corresponding Fund. Although the Trustees have not yet authorized the conversion of all Funds to the master-feeder fund structure, the Trustees recommend that shareholders of each Fund approve Proposal 1. Approval of Proposal 1 by each Fund's shareholders will permit the Trustees to authorize the conversion of the non-Feeder Funds to the master-feeder fund structure in the future without the expense of another shareholder meeting. The following and other factors were considered by the Board in approving the proposal to adopt a fundamental policy to permit a Fund's conversion to the master-feeder fund structure.


         First, because certain expenses of operating an investment portfolio are relatively fixed, those expenses should decline as a percentage of net asset value as a result of an increased asset base following the conversion to the master-feeder fund structure. Currently, each Fund bears these expenses alone. After the conversion, these expenses would be borne in whole or in part by the corresponding Portfolio and shared pro rata by the Fund and other investors, if any, in that Portfolio.

         Second, to the extent that each Portfolio will have a larger asset base than that of the corresponding Fund, greater diversification of its investment portfolio can be achieved than is currently possible for the Fund. Greater diversification is expected to benefit shareholders of the Fund and other investors in the corresponding Portfolio because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

         Third, the larger anticipated size of each Portfolio would permit the purchase of investments in larger denominations than the corresponding Fund currently is able to purchase.

         Although these benefits could be realized by the direct growth of each Fund's assets, the Trustees believe that growth is more likely to be achieved through investments in the corresponding Portfolio by entities in addition to a Fund. There can, however, be no assurance that either an increase in assets of each Portfolio or the benefits described above will be realized and no such benefits are anticipated until other investors invest their assets in a Portfolio.

         The Trustees also recognized that Wright could benefit from the proposed master-feeder fund structure because this structure could enable Wright to increase its assets under management through the development of new vehicles to attract investor assets to Wright. These additional investors may include other investment companies or advisory accounts advised by Wright. In addition, this structure could attract corollary advisory and related fees to Wright with less economic risk of limited success in early years.

         The Trustees believe that over time the aggregate per share expenses of each Fund and the corresponding Portfolio should not be more than the expenses that would be incurred by each Fund if it continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Trustees also considered risks associated with an investment in the corresponding Portfolio. The Trustees believe that each Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the corresponding Fund's direct investment in securities.

         In recommending that the shareholders authorize the conversion of each Fund to the master-feeder fund structure, the Trustees have taken into account and evaluated the possible effects that increased assets in the Portfolio may have on the expense ratio of each Fund and Wright's voluntary expense limitation. After carefully weighing the costs involved against the anticipated benefits of converting each Fund to the master-feeder fund structure, the Trustees recommend that the shareholders of each Fund vote to approve
Proposal 1.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Trustees, including the Independent Trustees, have concluded that it would be in the best interests of each Fund and its shareholders to approve the adoption of a new investment policy and the supplement to the investment restrictions to enable each Fund to invest all of its Investable Assets in a corresponding Portfolio.


Required Vote

         Approval by the shareholders of a Fund of Proposal 1 requires the affirmative "vote of a majority of the outstanding voting securities" (the "Majority Shareholder Vote") of that Fund. Under the 1940 Act, this means that to be approved, the Proposal as it relates to a Fund must receive the affirmative vote of the lesser of (a) 67% of the shares of that Fund present at the meeting if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of that Fund. In the event the shareholders of one or more of the Funds fail to approve this Proposal, Winthrop would continue to act, and receive compensation for acting, as the investment adviser for that Fund, which would continue to invest directly in securities.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE PROPOSAL 1.



                          PROPOSALS 2(a), 2(b) and 2(c)

                  AUTHORIZATION TO VOTE AS A PORTFOLIO INVESTOR

         Shareholders of the Feeder Funds are being asked to vote on certain matters because the Portfolio Trust is expected to ask the Feeder Funds as initial interest holders in the corresponding Portfolios to vote on such matters. Any vote is expected to take place just after the Feeder Funds' initial investment in the Portfolios. Specifically, it is expected that the Portfolio Trust will ask its interest holders to vote to:


         (a)  Elect a Board of Trustees of the Portfolio Trust;
         (b) Select Deloitte & Touche, LLP as the independent accountants of the Portfolio Trust; and
         (c) Approve the Proposed Advisory Agreement between the Portfolio Trust, on behalf of each Portfolio, and the investment adviser, Wright.


         Each Trust on behalf of its respective Feeder Funds will cast its votes on each matter in the same proportions as the votes cast by the Feeder Funds' shareholders. At the present time, it is anticipated that there will be at least two holders of interests with respect to each Portfolio. However, each Feeder Fund is expected initially to own substantially all of the interests in the corresponding Portfolio.

       Proposal 2(a): Authorization to Elect Trustees of the Portfolio Trust


         Unless marked to the contrary, the enclosed proxy card will be used to authorize each Trust, on behalf of its respective Feeder Funds, to vote for the election of the seven (7) nominees indicated below as Trustees of the Portfolio Trust. Each nominee currently serves as a Trustee of each Trust. Each Trustee elected will hold office until his successor is elected and qualified, as provided in the Portfolio Trust's declaration of trust. Each nominee has consented to serve as a Trustee of the Portfolio Trust if elected at the meeting. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of the substitute nominee, if any, as the Trustees may designate. The Trustees have no reason to believe that it will be necessary to designate a substitute nominee. An asterisk after a nominee's name indicates that the nominee, if elected, will be an interested person of the Portfolio Trust.

         The following table sets forth each nominee's principal occupation or employment during the past five years.


Name, Age and Position                               Principal Occupation or Employment
 with the Portfolio Trust                            During Last Five Years


Peter M. Donovan*                                    President, Chief Executive Officer and Director of Wright and
(age 54)                                             Winthrop; Vice President, Treasurer and a Director of Wright
Nominee                                              Investors' Service Distributors, Inc.

H. Day Brigham, Jr.*                                 Director of Wright and Winthrop since February, 1997. Retired as
(age 70)                                             Vice President, Chairman of the Management Committee and
Nominee                                              Chief Legal Officer of Eaton Vance, EVC, Boston Management and
                                                     Research ("BMR") and EV and as a Director of EVC and EV.


Winthrop S. Emmet                                    Retired New York City Attorney at Law; Trust Officer,
(age 86)                                             First National City Bank, New York, NY
Nominee                                              (1963-1971).

Leland Miles                                         President Emeritus, University of Bridgeport (1987-present);
(age 73)                                             President, University of Bridgeport (1974-1987);
Nominee                                              Director, United Illuminating Company.

A.M. Moody III*                                      Senior Vice President, Wright and Winthrop;
(age 60)                                             President, Wright Investors' Service Distributors, Inc.
Nominee

Lloyd F. Pierce                                      Retired Vice Chairman (prior to 1984 - President), People's Bank,
(age 78)                                             Bridgeport, CT; Member, Board of Trustees, People's Bank,
Nominee                                              Bridgeport, CT; Board of Directors, Southern Connecticut Gas
                                                     Company; Chairman, Board of Directors, COSINE.

Raymond Van Houtte                                   President Emeritus and Counselor of The Tompkins Country Trust
(age 73)                                             Co., Ithaca, NY (since January 1989); President and Chief
Nominee                                              Executive Officer, The Tompkins County Trust Company
                                                     (1973-1988); President, New York State Bankers Association (1987-1988);
                                                     Director, McGraw Housing Company,Inc., Deanco, Inc., Evaporated  Metal
                                                     Products and Ithaco, Inc.

Remuneration of Trustees and Officers


         The following table estimates the amount of compensation to be paid to the Portfolio Trust's Trustees for the fiscal year ending December 31, 1997. In addition, each Trustee will be reimbursed for out-of-pocket expenses associated with attending Trustee meetings. Messrs. Donovan and Moody and each officer of the Portfolio Trust who are interested persons of Wright, are compensated by Wright or its affiliates and will receive no compensation from the Portfolio Trust for their services.


                      Compensation from the Portfolio Trust


                                                                                       Total Compensation
         Compensated Trustee                         Portfolio Trust              From All Funds in Complex (1)


         H. Day Brigham, Jr.                              $1,000                        $     0
         Winthrop S. Emmet                                 1,000                          5,000
         Leland Miles                                      1,000                          3,750
         Lloyd F. Pierce                                   1,000                          5,000
         Raymond Van Houtte                                1,000                          5,000

(1) For the fiscal year ended December 31, 1996.  The Wright Group of Funds included 33 mutual funds as of December 31, 1996.

Executive Officers

     Prior to May 1, 1997, it is expected that the Trustees of the Portfolio Trust will elect the following persons as officers of the Trust: Peter Donovan as President, A.M. Moody III as Vice President, Judith Corchard as Vice President, H. Day Brigham, Jr. as Vice President and Secretary and James L. O'Connor as Treasurer. Information about Mr. Donovan, Mr. Brigham and Mr. Moody, who are nominees for election as Trustees, is provided in the table above. Information about Ms. Corchard and Mr. O'Connor is provided in the table on page 25 of this Proxy Statement.

         The Trustees, including all of the Independent Trustees, unanimously recommend that shareholders of each Feeder Fund vote to authorize the Trust to elect each nominee as a Trustee of the Portfolio Trust at the meeting of holders of interests in the Portfolio Trust.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FEEDER FUNDS VOTE TO APPROVE PROPOSAL 2 (a).


                    Proposal 2 (b): Selection of Accountants

         The Trustees of the Trust, including a majority of the Independent Trustees, recommend that shareholders of the Feeder Funds approve Deloitte & Touche, LLP to act as independent public accountants for the Portfolio Trust for the Portfolio Trust's 1997 fiscal year ending December 31. Deloitte & Touche, LLP has advised the Trust that it has no direct or indirect financial interest in the Portfolio Trust. Because the Feeder Funds will vote in accordance with the instruction of their shareholders, the enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from voting. Deloitte & Touche, LLP will be afforded the opportunity to be available at the meeting to respond to appropriate questions relating to the proposed examination of the Portfolio Trust's financial statements.

         The Trustees, including all the Independent Trustees, unanimously recommend that shareholders of each Feeder Fund vote to authorize the Trust to select Deloitte & Touche, LLP as independent public accountants of the Portfolio Trust at the meeting of holders of interest of the Portfolio Trust.


THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FEEDER FUNDS VOTE TO APPROVE PROPOSAL 2 (b).


           Proposal 2 (c): Approval of the Proposed Advisory Agreement
                     Between the Portfolio Trust and Wright


         Wright Investors' Service, Inc. ("Wright"), 1000 Lafayette Boulevard, Bridgeport Connecticut 06604, is expected to serve as investment adviser to each Portfolio pursuant to the Proposed Advisory Agreement between Wright and the Portfolio Trust, on behalf of each Portfolio, and to manage each Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. Wright is incorporated in Connecticut, and is registered as an investment adviser under the Investment Advisers Act of 1940. Please see EXHIBIT E to this Proxy Statement for a list of each Director and officer of Wright.


         Wright is a leading independent international investment management and advisory firm which, together with its parent, The Winthrop Corporation ("Winthrop"), has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals as well as mutual funds. Wright operates one of the world's largest and most complete databases of financial information on 13,000 domestic and international corporations. The estate of John Winthrop Wright is the controlling shareholder of Winthrop. At the end of 1996, Wright managed approximately $4 billion of assets.


         In recommending that the shareholders of each Feeder Fund authorize the Trust on behalf of the Feeder Funds to approve the Proposed Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of Wright, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing each Feeder Fund (as the equivalent of the corresponding Portfolio for this purpose) with other investment companies of similar size and with similar investment objectives. Before making this recommendation, the Trustees conducted a review of the various documents, reports and other materials submitted to them by Wright, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper Analytical Services, Inc.


         Terms of The Proposed Advisory Agreement. The terms of the Proposed Advisory Agreement are substantially the same as the terms of the Existing Advisory Agreements, except the identity of the investment adviser, the date of execution and the initial term. The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy of the Proposed Advisory Agreement attached to this Proxy Statement as EXHIBIT F.

         Advisory Fees and Expense Limitation. The rate at which advisory fees are payable by the Portfolio Trust on behalf of each Portfolio under the Proposed Advisory Agreement is the same as the rate at which the advisory fees are payable by the Trusts on behalf of the respective Feeder Funds under the Existing Advisory Agreements. The advisory fees under the Existing Advisory Agreements and under the Proposed Advisory Agreement are payable by each Feeder Fund or the corresponding Portfolio, as the case may be, at a rate equal on an annual basis to a stated percentage of the average daily net assets of the Feeder Fund or the Portfolio, as the case may be, as follows:

                           ANNUAL % ADVISORY FEE RATES

                                                                                             Aggregate     Fee Rate Paid
                             Under    $100 Mil.  $250 Mil. to 500 Mil. to    Over        Net Assets  for the Fiscal Year
                           $100 Mil. to $250 Mil.  $500 Mil.  $$1 Billion $1 Billion     at 12/31/96   Ended 12/31/96
-------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip
Equities Fund (WBC)          0.55%       0.69%       0.67%       0.63%      0.58%      $208,165,581         0.63%

Wright Junior Blue Chip
Equities Fund (WJBC)         0.55%       0.69%       0.67%       0.63%      0.58%        14,028,700         0.55%(1)

Wright International Blue
Chip Equities Fund (WIBC)    0.75%       0.79%       0.77%       0.73%      0.68%       268,732,339         0.77%

Wright U.S. Treasury
Fund (WUSTB)                 0.40%       0.46%       0.42%       0.38%      0.33%        54,977,949         0.40%

Wright U.S. Treasury Near
 Term Fund (WNTB)            0.40%       0.46%       0.42%       0.38%      0.33%       130,325,034         0.42%

Wright Current Income
Fund (WCIF)                  0.40%       0.46%       0.42%       0.38%      0.33%        64,623,371         0.40%

---------------------------------------------------------------------------------------------------------------------------------

(1) To enhance the net income of the Fund, Wright made a reduction of its advisory fee in the amount of $1,580 or from 0.55% to 0.56%for WJBC.


         Upon conversion of each Feeder Fund to the master-feeder fund structure, the Feeder Fund will cease the payment of advisory fees to Winthrop. The advisory function will be performed by Wright under the Proposed Advisory Agreement. Thus, although a Feeder Fund will not directly pay any advisory fees to Wright, it will indirectly bear its proportionate share of the advisory fees paid by the corresponding Portfolio to Wright pursuant to the Proposed Advisory Agreement.


         As discussed in Proposal 1, Wright has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of each Feeder Fund and the corresponding Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the expense limits in effect as of the date of each Feeder Fund's conversion to the master-feeder fund structure. Wright may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.


         Advisory services. Pursuant to the Proposed Advisory Agreement and subject to the supervision and approval of the Trustees of the Portfolio Trust, Wright is responsible for providing continuously an investment program for each Portfolio, consistent with each Portfolio's investment objective, policies and restrictions. Specifically, Wright will determine what investments shall be purchased, sold or exchanged by each Portfolio, if any, and what portion, if any, of each Portfolio's assets will be held uninvested and make changes in each Portfolio's investments. Wright will also manage, supervise and conduct the other affairs and business of each Portfolio and matters incidental thereto, including supervision of each Portfolio's administrator, if any.

         Approval and Termination Provisions. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as described in Proposal 1) of the Portfolio ("Majority Investor Vote"), the Proposed Advisory Agreement will remain in full force and effect until February 28, 1999, and will continue in full force and effect as to each Portfolio indefinitely thereafter, but only as long as such continuance is specifically approved at least annually
(i) by a vote of a majority of the Trustees of the Portfolio Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a Majority Investor Vote for that Portfolio. The Proposed Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Independent Trustees of the Portfolio Trust, by a Majority Investor Vote for that Portfolio or by Wright on 60 days' written notice to the other party. In addition, the Proposed Advisory Agreement will terminate immediately and automatically if assigned.

         Standard of Care. The Proposed Advisory Agreement further provides that Wright will not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or sale of any security or other investment.


         Expenses. Subject to the expense limitation discussed above, each Portfolio and the corresponding Feeder Fund, as the case may be, will each be responsible for its respective costs and expenses not expressly stated to be payable by Wright under the Proposed Advisory Agreement or the administration agreements with the administrator. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, interest pricing and custodian fees and expenses; and expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator, if any. Each corresponding Feeder Fund will pay fees and disbursements of the Feeder Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; and expenses of the Feeder Fund's administrator. Each Feeder Fund and each corresponding Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trusts or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by Wright in an equitable manner, primarily on the basis of relative net asset values.



Required Vote


         Approval of the Portfolio Trust's Proposed Advisory Agreement with Wright by the Trust on behalf of each Feeder Fund requires a Majority Shareholder Vote of each Feeder Fund. In the event that the shareholders of one or more of the Feeder Funds fail to approve this Proposal, the Trustees of the Trusts and the Portfolio Trust will consider what further action should be taken.



         THE TRUSTEES OF THE TRUSTS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FEEDER FUND VOTE TO APPROVE PROPOSAL 2(c).

                                   PROPOSAL 3.

              TO APPROVE AMENDED AND RESTATED DECLARATIONS OF TRUST

         Summary The Declarations of Trust (collectively, the "Current Declarations") of the Equity Trust and the Income Trust have not changed significantly since they were last amended and restated in 1984. The Current Declarations are proposed to be amended and restated (as amended and restated, the "Amended Declarations") to provide the Trustees of each Fund with greater flexibility to manage their respective Funds. This enhanced flexibility may result in more efficient operation of the Funds and lower costs.

         The Amended Declarations will permit the Funds, upon authorization by the Board of Trustees, to issue and sell one or more classes of shares of beneficial interest of the Funds and any series of the Trusts created in the future. The Amended Declarations will include all changes noted below that are necessitated or made appropriate by the proposed plan to implement the issuance of multiple classes of shares. In addition, the Amended Declarations contain more modern provisions than the Current Declarations. In connection with the amendments to the Current Declarations, the Trustees will amend the By-Laws of the Trusts to conform them to the Amended Declarations. The Amended Declarations, each of which is substantially in the form attached to this Proxy Statement as EXHIBIT G, will become effective on May 1, 1997 if approved by the shareholders. The description of the Amended Declaration of each Fund is qualified in its entirety by the full text of the proposed Amended Declaration set forth as EXHIBIT G to this Proxy Statement.

         Multiple Classes Of Shares The Amended Declarations will specifically authorize the Trustees to create multiple classes of shares of each Fund. If Proposal 3 is approved, the multiple class structure will be implemented by designating the currently issued and outstanding shares of each Fund (except Wright U.S. Treasury Money Market Fund ("Money Market Fund")) as Standard Shares and authorizing one additional class of shares of each Fund (except Money Market Fund and Wright Total Return Bond Fund), the Institutional Shares. At this time, the Trustees intend to authorize the implementation of the multiple class distribution system for all Funds, except the Money Market Fund. The Trustees may at some future date authorize the implementation of multiple classes for the Money Market Fund. The Trustees currently intend to designate the existing shares of the Total Return Bond Fund as Standard Shares, but not authorize the issuance of a second class of shares for this Fund.


         The Standard Shares will be offered for sale without a front-end or deferred sales charge. Standard Shares will be offered for sale subject to a Rule 12b-1 plan that provides for the payment of distribution fees to the Distributor as a percentage of the Fund's assets attributable to the Standard Shares. If shareholders approve the amendment to the Funds' Current Plans, as described in Proposal 4, the fees payable pursuant to each Fund's Current Plan will increase to 0.25% of the Fund's average daily net assets attributable to the Standard Shares. If shareholders do not approve the amendment described in Proposal 4, the fees payable pursuant to each Fund's Current Plan applicable to Standard Shares will continue to be 0.20% of such assets.


         The Institutional Shares will be offered for sale without a front-end or deferred sales charge to certain institutional investors able to meet the high minimum investment requirement.

         The Trust has adopted a service plan (the "Service Plan" ) which allows each Fund to reimburse the Distributor for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The services provided by these intermediaries may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange shares for customers,  responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures. The amount of the service fee payable under the Service Plan with respect to each class of shares of the Fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes.

         The two classes of each Funds' shares would each represent interests in the same series of shares and portfolio of investments, and would be identical in all respects, except that (a) Standard Shares would be charged a distribution fee under the Rule 12b-1 distribution plan; (b) Institutional Shares would not have a Rule 12b-1 distribution plan; (c) Standard Shares shareholders would have exclusive voting rights with respect to the applicable Rule 12b-1 distribution plan; (d) Standard Shares and Institutional Shares may bear different expenses related to the cost of holding shareholder meetings required by the exclusive voting rights applicable to each class; (e) Institutional Shares would have no voting rights with respect to the Rule 12b-1 distribution plans of Standard Shares; (f) although each class would have a Service Plan providing for maximum fees of 0.25%, the fees actually paid by each class may differ; (g) the two classes would have different exchange privileges; and (h) the designation of the two classes of shares would be different.

         Except for the class designation and the allocation of certain costs, fees and voting rights as described above, each class of shares issued after May 1, 1997 will be identical in all other respects to the currently issued and outstanding shares of each Fund.

         Under a multiple class structure, the Distributor could tailor its marketing and distribution activities to a broader segment of the investing public and will be able to maintain and expand the sales activities and services currently provided to smaller individual customers, while simultaneously expanding their marketing and sales activities to attract substantial institutional investors. The Trustees believe that shareholders would benefit from the availability of a number of distribution options in a single Fund.
Unless the Funds have the ability to make the multiple class structure available, the Funds will be at a competitive disadvantage relative to other mutual funds which feature, or are in the process of implementing, similar distribution arrangements. To the extent that the Funds are able to maintain and expand their current shareholder and asset base through a multiple class structure, the shareholders may benefit from the adoption of the Amended Declarations.

Material Differences Between the Current Declarations and the Amended
 Declarations


         Both Current Declarations are substantially similar to each other. The Amended Declarations are substantially identical to each other. Set forth below is a description of other material differences among the Current Declarations and the Amended Declarations.



              Current Declarations                 Amended Declarations

(i)  A Fund may involuntarily redeem   (i)  A Fund may involuntarily redeem
     shares if a shareholder account        shares if (a) the value of such
     does not have a value of at least      shares held is less than the
     $1,000.                                minimum amount as established by the
                                            Trustees or (b) the aggregate value
                                            of the assets of any series or class
                                            of shares  is less  than  the
                                            minimum  amount  determined  by the
                                            Trustees  to be necessary for
                                            maintaining the series or class as
                                            a viable economic entity.

(ii) A Fund will terminate either upon  (ii)A Fund will terminate (a) either
     (a) the merger, consolidation or       upon (i) the affirmative vote of
     sale of all or substantially all of the   shareholders holding two-thirds
     Fund's assets, if approved by the      of the Fund's shares outstanding and
     holders of two-thirds of the           entitled to vote at any share-
     outstanding shares of the Fund,        holder's meeting or (ii) by a
     except that if the Trustees            written instrument, without a
     recommend such sale of assets, the     meeting, consented to by the holders
     approval by the vote of a majority     of two-thirds of the Fund's
     of the Fund's outstanding shares       outstanding shares, provided that if
     which are entitled to vote will be     such termination is recommended by
     sufficient or (b) upon liquidation     the Trustees, a Majority Shareholder
     and distribution of the assets of      Vote shall be sufficient
     the Fund, if approved by a             authorization or (b) by a written
     majority of its Trustees or by the     instrument, majority of the
     vote of a majority of the Fund's       Trustees, to be followed by a
     outstanding shares.                    written notice to the shareholders
                                            stating that a majority of the
                                            Trustees has determined  that the
                                            continuation  of the Trust or the
                                            Fund or a class thereof is not in
                                            the best interest of the
                                            shareholders.


(iii) A Trust's Current Declaration may (iii) A Trust's Amended Declaration may
      be amended by a vote of a              be amended by written instrument
      majority of the Trustees and a         without a meeting signed by a
      majority of the outstanding shares     majority of Trustees and authorized
      of the Trust affected by the           by a Majority Shareholder Vote of
      amendment, or by any larger vote       those shareholders which are
      that may be required by law in         affected by the amendment and
      any particular case.  The Trustees     which are entitled to vote thereon.
      may amend each Trust's Current         A Trust's Amended Declaration may
      Declaration without a shareholder      also be amended by a majority vote
      vote if such amendments do not         of Trustees without approval or
      have a material adverse effect on      consent of shareholders of the
      the interests of shareholders or to    Trust, to,among other things,
      conform the Current Declaration to     change the name of the Trust
      the requirements of the law.           or make such other changes as do
                                             not have a material adverse effect
                                             on the  financial  interests  of
                                             shareholders  or to  conform  the
                                             Declaration to requirements of the
                                             law, except that no such amendment
                                             may impair the  exemption  from
                                             personal liability of shareholders,
                                             Trustees, officers, employees or
                                             agents of the Trust or permit
                                             assessments upon shareholders.

(iv)   A Fund may merge, consolidate or  (iv)  A Fund or other series may merge,
       sell all or substantially all of its    consolidate or sell all or
       assets as authorized by a majority      substantially all of its assets
       of the Trustees and by an               upon the authorization of the
       affirmative vote or written consent     Trustees and without any
       of shareholders holding two-thirds      authorization, vote or consent
       of the Fund's shares outstanding        of the shareholders.
       and entitled to vote; provided
       however, that a vote or written
       consent of shareholders holding a
       majority of the Fund's shares
       outstanding and entitled to vote
       will be sufficient authorization if
       the merger, consolidation or sale is
       recommended by the Trustees.

(v)    No comparable provision        (v) In the event of a negative net income
                                          of any series or class of shares, the
                                          Trustees of a Trust (such as the
                                          Money Market Fund) may, among
                                          other things, offset each
                                          shareholder's pro rata amount of
                                          such negative amount from the
                                          accrued dividend account of each
                                          shareholder or reduce the number of
                                          outstanding shares of a Fund (such
                                          as the Money Market Fund) or class
                                          in each shareholder account.

(vi)   Each whole share of a Fund is  (vi)As determined by the Trustees,
       entitled to one vote as to any     without shareholder vote or consent,
       matter on which it is entitled to  on any voting matter, either each
       vote and fractional shares are     whole share of a Fund is entitled to
       entitled to a proportional vote.   one vote and fractional shares to a
       Each vote represents a pro rata    proportional vote, or each dollar of
       beneficial interest in the assets  net asset value of the Fund is
       allocated to that Fund.            entitled to one vote and fractional
                                          dollars to a proportional vote.


         In addition to the material differences described above, there are other substantive and stylistic differences between the Amended Declarations and the Current Declarations. You are urged to review the form of Amended Declaration attached to this Proxy Statement as EXHIBIT G. Except as described in this Proxy Statement, approval of the Amended Declarations will not result in changes in the Trustees, officers, investment programs and services or any operations and services of the Trusts or their respective Funds that are described in the Funds' current Prospectuses.

Trustees' Evaluation and Recommendation

         At a meeting of the Trustees of each Trust held on January 22, 1997, the Trustees approved, and voted to recommend to shareholders that they approve, a proposal to amend and restate their respective Current Declarations. In taking this action and making this recommendation, the Trustees considered the likelihood that the Amended Declarations will result in more efficient and economical operation of the Funds by giving the Trustees more flexibility to manage the Funds and adapt the Amended Declarations to changes in applicable law, industry developments and other changes. This greater flexibility should reduce the need for costly and time-consuming proxy solicitations and shareholders' meeting.

Required Vote

         Approval of Proposal 3 with respect to each Trust requires the affirmative vote of a majority of the outstanding voting securities of the respective Trust. If the proposed changes are not approved by the shareholders, each Current Declaration will continue in its existing form. Alternatively, the Trustees may consider submitting to shareholders at a future meeting other proposals to amend and restate the Current Declarations.


THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH TRUST APPROVE THE AMENDMENT AND RESTATEMENT OF THEIR CURRENT DECLARATION AND ADOPT THE AMENDED DECLARATION FOR THEIR TRUST.

                                   PROPOSAL 4.

                TO APPROVE AN AMENDMENT TO DISTRIBUTION PLANS TO
                           INCREASE DISTRIBUTION FEES



         On January 22, 1997, the Trustees of each Fund (except Wright U.S. Treasury Money Market Fund), including all of the Independent Trustees, approved, and voted to recommend to each Fund's shareholders that they approve, an amendment to each Fund's distribution plan adopted pursuant to Rule 12b-l under the 1940 Act (each, a "Current Plan" and together, the "Current Plans") (as amended, the "Amended Plans"). See EXHIBIT H for the form of the Amended Plans. The discussion of the Amended Plans in this Proxy Statement is qualified in its entirety by reference to the form of the Amended Plans as set forth in EXHIBIT H.


         Summary. The amendment would increase the maximum amount payable pursuant to each Current Plan from 0.20% to 0.25% annually of each Fund's average daily net assets, effective May 1, 1997. In approving the amendment, the Trustees determined that the increased fee is likely to result in higher levels of sales and lower levels of redemptions of each Fund's shares than would otherwise be the case. This in turn should assist in the goal of achieving net positive cash flow into each Fund and an increase in a Fund's asset size. There can be no assurance, however, that a Fund will achieve a net positive cash flow or an increase in asset size.


         The Current Plans. The Current Plans sets forth the terms and conditions on which each Fund pays distribution fees to Wright Investors' Service Distributors, Inc. (the "Distributor") in connection with the provision by the Distributor of certain services to each Fund and its shareholders. The Distributor's principal office is located at 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604. The terms of the Current Plans authorize each Fund to engage in any activity primarily intended to result in the sale of its shares. Each Fund is authorized to engage in such activities directly, or through other persons with whom a Fund enters into agreements. See EXHIBIT I for information about fees paid by each Fund to the Distributor for the fiscal year ended December 31, 1996, and the dates on which each Current Plan was (i) first approved by the Trustees and (ii) most recently approved.


         Distribution fees are used to compensate the Distributor for expenses primarily intended to result in sales of shares of each Fund, including, but not limited to, compensation paid to and expenses (including overhead) incurred by officers, Trustees, employees or sales representatives of the Trust, including telephone expenses, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature and advertising of any type. The expenses covered by the Fund's Current Plans may include payments to any separate distributors under agreement with the Funds for activities primarily intended to result in the sale of the Funds' shares.


         Under the Current Plans, each Fund pays an aggregate of 0.20% annually of its average daily net assets for distribution fees.

         The Amended Plans. Under the Amended Plans, each Fund would pay an aggregate of 0.25% annually of its average daily net assets for distribution services. Under the Amended Plans, each Fund would be authorized to pay for the following distribution services and expenses, without limitation: compensation to and expenses incurred by dealers or wholesalers retained by the Distributor (collectively, the "Authorized Dealers") and the officers, employees and sales representatives of Authorized Dealers and of the Distributor; allocable overhead, travel and telephone expenses; the printing of prospectuses and reports for other than existing shareholders; the preparation and distribution of sales literature and advertising; and all other expenses (other than personal and account maintenance services as defined in the Service Plan) incurred in connection with activities primarily intended to result in the sale of a Fund's shares.

         A Comparative Fee Table is set forth in EXHIBIT J showing the amount of fees and expenses paid by each Fund under the Current Plans and the amount of fees and expenses each Fund's shareholders would have paid indirectly if the Amended Plans had been in effect. The information in the table is an estimate based on actual expenses for each Fund's fiscal year ended December 31, 1996.

         The expenditures under the Current and Amended Plans are calculated and accrued daily and paid monthly or at such other intervals as the Trustees determine. Pursuant to the Amended Plans, the Distributor must provide the Trustees at least quarterly with a written report of the amounts expended by each Fund under the Amended Plans and the purpose for which such expenditures were made together with such other information as from time to time is reasonably requested by the Trustees. The Trustees review such reports on a quarterly basis. In the event the Distributor is not fully compensated for payments made or other expenses incurred by it under the Amended Plans, these expenses are not carried forward from the date such expenses were incurred. Any fees paid to the Distributor during a fiscal year and not expended or allocated by the Distributor for actual or budgeted distribution and service activities during that year are not returned to the Funds.

         The expenditures made pursuant to the Current Plans and the Amended Plans, and the basis upon which such expenditures are made, are determined by each Fund in accordance with Rule l2b-1 under the 1940 Act (the "Rule") and the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD Rules"). If any amendment to the Rule or the NASD Rules is adopted, the Trustees will consider what, if any, modification of the Amended Plans or a Fund's distribution practices may be appropriate.

         The Amended Plans will continue in effect until February 28, 1998 and for successive annual periods provided that each Amended Plan is approved at least annually by a vote of the majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Amended Plan or in any agreement related to the Amended Plan. Each Fund may terminate its Amended Plan at any time by vote of a majority of the Trustees, a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Amended Plan or in any agreement related to the plan, or a Majority Shareholder Vote of the affected Fund. No material amendment to an Amended Plan will be effective unless it is approved by a vote of a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Amended Plan or in any agreement related to the Amended Plan. Each Amended Plan requires that amendments which would materially increase the amount of the payments permitted thereunder be approved by a Majority Shareholder Vote of the affected Fund.

Trustees' Evaluation and Recommendation

         In connection with their decision to approve the proposed Amended Plans and to recommend to each Fund's shareholders that they do the same, the Trustees, including all of the Independent Trustees, reviewed all information which they deemed necessary to arrive at an informed determination. Among the matters considered by the Trustees were: (1) the potential costs and benefits of the Amended Plans to shareholders, including the fact that higher payments made to the Distributor would increase the level of expenses incurred by shareholders: (2) whether the Amended Plans would assist the Distributor in marketing shares of the Funds and reduce the level of share redemptions; (3) the advantages to the Funds and their shareholders that might result from growth in a Fund's assets, including economies of scale, reduced expense ratios, and greater portfolio diversification; and (4) the fact that net positive cash flow into each Fund could facilitate portfolio management by eliminating the need to liquidate favorable portfolio positions in order to generate sufficient cash to satisfy redemption requests.

         The Trustees found the fees to be paid under the Amended Plans reasonable in view of the services that the Distributor provides and the anticipated expenses that the Distributor will incur in distributing and marketing each Fund's shares. The Trustees determined that the higher Rule l2b-l fee payable under the Amended Plans will enable the Distributor to compensate broker-dealers in an amount comparable to the compensation they receive in connection with sales of shares of comparable mutual funds.


         The Trustees also recognized and considered that possible benefits may be realized by Wright and Winthrop as a result of the proposed amendment to the Current Plans. If a Fund's net assets grow more rapidly as a result of the implementation of the Amended Plans, the investment advisory fees payable to Wright or Winthrop, as the case may be, (which fees are calculated as a percentage of a Fund's net assets) will also increase.


         As a result of their consideration of the above factors and other relevant matters, the Trustees of each Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Amended Plans or in any agreement related to the Amended Plans, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties under the 1940 Act, that the amendment to the Current Plans was likely to benefit each Fund and its shareholders and recommended that the proposed amendment be submitted to shareholders for their approval. The amendment will not become effective as to a particular Fund unless approved by that Fund's shareholders.

Required Vote

         Approval of this proposal by a Fund's shareholders requires an affirmative Majority Shareholder Vote of that Fund's outstanding shares. If shareholders of one or more of the Funds do not approve the Amended Plan(s) with respect to such Funds, the Current Plan(s) will continue in effect and the Trustees will consider what further action, if any, to take.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO EACH FUND'S PLAN UNDER RULE 12b-1.



                                   PROPOSAL 5.


                     TO APPROVE THE AMENDMENT OR ELIMINATION
                 OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

         The 1940 Act requires mutual funds (including the Funds) to have certain investment restrictions which can be changed only by a shareholder vote. Mutual funds may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions previously adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify, standardize and modernize those restrictions that are required to be fundamental. The Trustees have recommended that the fundamental restrictions be amended. Certain of the Funds' fundamental investment restrictions are not now required by the 1940 Act or any regulatory agency to be stated policies of a Fund, and the protections that those restrictions afford the Funds are found in other statutory and regulatory policies applicable to the Funds. The Trustees have recommended that these restrictions be eliminated as fundamental policies of the Funds. Moreover, the changes will be made regardless of whether the other Proposals in this Proxy Statement are approved. Disclosure regarding the current policies may be found in the Prospectus of each Fund. The numerical references to the Funds' investment restrictions correspond to the paragraphs in EXHIBIT D. If Proposal 5 is approved, the restrictions may be reordered and renumbered.


Amendment to Certain Restrictions


         The Trustees propose that Restrictions (1), (3), (5), (6) and (7) be amended to conform to the current requirements of the 1940 Act. The Trustees propose that Restriction (8) be rewritten as described in EXHIBIT D, but that the substantive provision of this Restriction not be amended.


         Restriction (1) concerning borrowing and senior securities will be amended to permit borrowing and the issuance of senior securities to the extent consistent with the 1940 Act. The positions of the staff of the Commission on borrowing and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements. Each Fund would like the ability to consider the use of new investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed.

         Restriction (3) will be amended to apply each Fund's policy of not investing more than 5% of total assets in the securities of any one issuer and more than 10% of such assets in the voting securities of any one issuer to only 75% of the Fund's total assets. As currently stated, restriction (3) applies to 100% of a Fund's total assets. The change will provide each Fund with an opportunity, with respect to 25% of its total assets, to purchase more than the stated percentages of a portfolio security if the investment adviser determines that such a purchase would be of benefit to the Fund.

         Restriction (5) will be amended to reclassify as nonfundamental each Fund's policies with respect to short sales and the purchase and sale of options. There is no requirement in the 1940 Act that these policies be fundamental. The current restriction on margin purchases will be retained as fundamental and modified to clarify that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         Restriction (6) will be amended to clarify that the Funds may engage in the purchase or sale of financial futures contracts and options on futures and are permitted to invest in securities secured by real estate and securities of companies which invest or deal in real estate. Restriction (6) will be restated as two separate fundamental restrictions.

         Restriction (7) is being amended to comply with the staff's current position that the asset limit applicable to a Fund's investments in a certain industry to permit concentration in that industry should be equal to or in excess of 25% of the Fund's total assets.


         Restriction (9) is being amended to permit Wright U.S. Treasury Fund, Wright U.S. Treasury Near Term Fund, Wright Total Return Bond Fund and Wright Current Income Fund to loan portfolio securities and enter into repurchase agreements. None of these Funds has any current intention to engage in these practices. As to the other Funds, Restriction (9) is not being substantively amended, although it will be rewritten as set forth in EXHIBIT D.


Elimination of Certain Restrictions

         The Trustees propose that Restrictions (2), (4), (10), and the portion of Restriction (5) pertaining to warrants, be eliminated as fundamental restrictions. These restrictions were at one time required under various state "Blue Sky" laws and/or federal laws, but are no longer required to be policies of a Fund.

         Restriction (2) prohibits pledging, mortgaging or hypothecating the assets of a Fund to an extent greater than 1/3 of the total assets of the Fund taken at market value. State law no longer requires pledging restrictions. Restriction (1) (as proposed to be amended) sets forth each Fund's policies with respect to borrowing and will be retained as a fundamental restriction. Restriction (1) requires each Fund to comply with the requirements of the 1940 Act with respect to any borrowing activity.

         Restriction (4) prohibits a Fund from purchasing a security if individuals affiliated with the Fund own beneficially more than 5% of that security. These transactions are circumscribed by the 1940 Act's provisions on affiliated transactions. The code of ethics of Winthrop and Wright requires them to monitor transactions with each Fund.

         Restriction (5) prohibits the purchase of warrants. Denying a Fund the opportunity to purchase securities represented by warrants may prevent a Fund from capitalizing on an appropriate investment opportunity.

         Restriction (10) prohibits the purchase from or sale to any affiliated person, in a principal transaction, of portfolio securities of the Fund. These principal transactions are circumscribed by the 1940 Act's provisions on affiliated transactions. The code of ethics of Winthrop and Wright requires it to monitor transactions with each Fund.

Trustees Evaluation and Recommendation

         The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. By reducing to a minimum those restrictions that can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting. In addition, the Trustees believe that the investment adviser's ability to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced and, accordingly, that investment management opportunities will be increased.

Required Vote

         Approval of Proposal 5 with respect to each Fund requires the Majority Shareholder Vote described in Proposal 1 above. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction.


         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OR ELIMINATION OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.

                                   PROPOSAL 6

              ELECTION OF TRUSTEES OF EQUITY TRUST AND INCOME TRUST


         At a meeting on January 22, 1997, the Trustees of each Trust, including the Independent Trustees, voted to approve, and voted to recommend to the shareholders of their respective Funds that they approve, a proposal to elect seven (7) Trustees (the "nominees") to the Boards of Trustees of the Trusts. All of the nominees currently serve as Trustees. Each Trustee elected will hold office until his successor is elected and qualified. Information concerning the nominees and other relevant information is discussed below.


         A shareholder using the enclosed form of proxy may authorize the proxies to vote for the nominees representing his or her shares or may withhold from the proxies authority to vote for the nominees representing his or her shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of the substitute nominee, if any, as the Trustees may designate. The Trusts have no reason to believe that it will be necessary to designate a substitute nominee.


         The following table sets forth each nominee's principal occupation or employment during the past five years and the date each of them first became a Trustee of each Trust and the number of shares of beneficial interest of the Funds beneficially owned by each nominee, directly or indirectly, as of the Record Date. An asterisk after a nominee's name indicates that the nominee is an interested person of the Trusts.


Name, Age and Position           Principal Occupation or
with Each Trust                  Employment During Last Five Years               First Became a Trustee

Peter M. Donovan* +              President, Chief Executive Officer and          Equity: 1/4/83; Income: 7/25/83
(age 54)                         Director of Wright and Winthrop;
President and Trustee            Vice President, Treasurer and a Director
                                 of Wright Investors' Service Distributors, Inc.

H. Day Brigham, Jr.*             Director of Wright and Winthrop since           Equity: 1/4/83; Income: 7/25/83
(age 70)                         February, 1997. Retired as Vice President,
Vice President, Secretary        Chairman of the Management Committee
and Trustee                      and Chief Legal Officer of Eaton Vance, EVC,
                                 Boston  Management and Research  ("BMR") and EV
                                 and as a Director of EVC and EV.

Winthrop S. Emmet                Retired New York City Attorney at Law;          Equity: 1/4/83; Income: 7/25/83
(age 86)                         Trust Officer, First National City Bank,
Trustee                          New York, NY (1963-1971).

Leland Miles                     President Emeritus, University of Bridgeport    Equity & Income: 12/31/88
(age 73)                         (1987-present); President, University of
Trustee                          Bridgeport (1974-1987); Director,
                                 United Illuminating Company.

A.M. Moody III*                  Senior Vice President, Wright and Winthrop;     Equity: 1/4/83; Income: 7/25/83
(age 60)                         President, Wright Investors' Service
Vice President and Trustee       Distributors, Inc.


Lloyd F. Pierce                  Retired Vice Chairman (prior to 1984-           Equity: 1/4/83; Income: 7/25/83
(age 78)                         President), People's Bank, Bridgeport, CT;
Trustee                          Member, Board of Trustees, People's Bank,
                                 Bridgeport, CT; Board of Directors,
                                 Southern Connecticut Gas Company;
                                 Chairman, Board of Directors, COSINE

Raymond Van Houtte               President Emeritus and Counselor of             Equity: 1/4/83; Income: 7/25/83
(age 73)                         The Tompkins County Trust Co., Ithaca, NY
Trustee                          (since January 1989); President and Chief
                                 Executive  Officer,  The Tompkins  County Trust
                                 Company (1973-1988);  President, New York State
                                 Bankers  Association   (1987-1988);   Director,
                                 McGraw Housing  Company,  Inc.,  Deanco,  Inc.,
                                 Evaporated Metal Products and Ithaco, Inc.

+ As of the record date, Mr. Donovan owned, beneficially, 7,215 shares of the Wright U.S. Treasury Money Market Fund.

     The Board of Trustees of each Trust held five meetings during the last completed fiscal year and no Trustee attended fewer than 75% of the aggregate of
(1) the total number of meetings of the Trustees of each Trust; and (2) the total number of meetings held by all committees of the Trustees on which he served. Messrs. Emmet, Miles, Pierce and Van Houtte are members of the Special Nominating Committee of the Trustees of each Trust. The Committee's function is selecting and nominating individuals to fill vacancies, as and when they occur, among those Trustees who are not Independent Trustees. The Trusts do not have a designated audit committee since the full Board of Trustees of each Trust performs the functions of such committee.

         Prior to his retirement from his positions with Eaton Vance, EV, EVC and BMR, Mr. Brigham was a voting trustee of a voting trust which held all shares of the outstanding voting common stock of EVC.

Executive Officers

         The table below lists the executive officers of the Trusts not named in the table above, and the date on which each officer became an officer of the Trusts.

Name, Age and Position                  Principal Occupation                            First Became an
with Each Trust                         During the Past Five Years                      Officer of the Trusts

Judith Corchard+                        Executive Vice President, Investment            Equity & Income: 7/21/89
(age 58)                                Management;  Senior Investment Officer;
Vice President                          Chairman of the Investment Committee
                                        and Director of Wright and Winthrop.

James L. O'Connor+                      Vice President of Eaton Vance, BMR and          Equity & Income: 9/22/88
(age 52)                                EV; Officer of various investment
Treasurer                               companies managed by Eaton Vance or BMR.

+ As of the Record Date, none of the officers of the Trusts owned any shares of the Funds, and the Trustees and officers of the Trusts as a group owned less than 1% of the outstanding shares of the Funds.

Remuneration of Trustees and Officers

         The following table provides information regarding the compensation paid by the Trusts and the other investment companies in the Wright Funds complex to the Independent Trustees for their services for each Trust's most recently completed fiscal year. The non-Independent Trustees, Messrs. Donovan, Brigham and Moody, and each officer of the Trusts were interested persons of Winthrop and Wright, were compensated by Wright or its affiliates and received no compensation from the Trusts for their services.

           Aggregate Compensation From Each Trust for Last Fiscal Year

                                                                                Total Compensation
Independent Trustee               Equity Trust          Income Trust        From All Funds in Complex(1)


Winthrop S. Emmet                    $1,250                $1,250                    $5,000
Leland Miles                          1,250                 1,250                     3,750
Lloyd F. Pierce                       1,250                 1,250                     5,000
Raymond Van Houtte                    1,250                 1,250                     5,000

(1) For the fiscal year ended December 31, 1996. The Wright Group of Funds included 33 mutual funds as of December 31, 1996.



Required Vote

         The election of the Trustees of each Trust requires the affirmative vote of a plurality of the outstanding shares of the respective Trust voting together.


Trustees' Recommendation

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE OF THE RESPECTIVE TRUST


                                   PROPOSAL 7

         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS


         The Trustees of each Trust, including a majority of the Independent Trustees, have selected Deloitte & Touche, LLP to act as independent public accountants for the Trusts for each Trust's 1997 fiscal year ending December 31. Deloitte & Touche, LLP has advised the Trusts that it has no direct or indirect financial interest in either of the Trusts. This selection is subject to the ratification by the Trust's shareholders. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from ratifying that selection. A representative of Deloitte & Touche, LLP has been afforded the opportunity to be available at the meeting and will be available to respond to appropriate questions relating to the examination of the Trusts' financial statements.

Vote Required

         The ratification of Deloitte & Touche, LLP as the independent public accountants of each Trust requires the approval of a Majority Shareholder Vote of each Trust's shareholders voting together as a class.

Trustees Recommendation

         The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche, LLP as independent public accountants of the Trusts.


                       NOTICE TO BANKS AND BROKER/DEALERS

         Each Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Wright Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.


                             ADDITIONAL INFORMATION


         The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Boards of Trustees will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by the Trust's officers, by personnel of its investment adviser, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by the Trusts' officers, by the investment adviser's personnel, by the transfer agent, First Data Investor Services Group, or by broker-dealer firms, in person, by telephone or by telegraph will be borne ratably by each Fund. The cost of the proxy solicitation is expected to be $17,150 for Equity Trust and $14,619 for Income Trust. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the Boards of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy card, it will be voted FOR the matters specified on the proxy card. For each Trust, shares represented in person or by proxy (including shares which abstain or do not vote with respect to the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to all Proposals, but will not be counted as a vote in favor of any Proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposals 2(a) or 6 have been adopted but has the same effect as a vote against the other Proposals. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a Proposal, those shares will not be considered as present and entitled to vote as to that Proposal. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

         In the event that sufficient votes by the shareholders of any Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne ratably by the Funds.

         EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO: H. DAY BRIGHAM, JR., SECRETARY, THE WRIGHT GROUP OF FUNDS, 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, OR SHOULD CALL WRIGHT SHAREHOLDER SERVICES AT 1-800-225-6265.

         Submission of Shareholder Proposals. The Trusts do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the respective Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.




                         THE WRIGHT MANAGED EQUITY TRUST
                         THE WRIGHT MANAGED INCOME TRUST
March 13, 1997

                                                                 EXHIBIT A


       Shares of Beneficial Interest Outstanding as of the Record Date


The Wright Managed Equity Trust
------------------------------------------------------------------------------

                                                              No. of Shares
                                                               Outstanding
FUND                                                      on February 21, 1997

Wright Selected Blue Chip Equities Fund..................       11,661,795
Wright Junior Blue Chip Equities Fund....................        1,457,422
Wright Quality Core Equities Fund........................        1,932,776
Wright International Blue Chip Equities Fund.............       17,295,683






The Wright Managed Income Trust
------------------------------------------------------------------------------

                                                              No. of Shares
                                                               Outstanding
FUND                                                      on February 21, 1997

Wright U.S. Treasury Fund...............................         4,103,390
Wright U.S. Treasury Near Term Fund.....................        12,343,972
Wright Total Return Bond Fund...........................         6,834,883
Wright Current Income Fund..............................         6,171,592
Wright U.S. Treasury Money Market Fund..................       102,942,964

                                                                    EXHIBIT B
Persons Owning More than 5% of Outstanding Shares of a Fund as of the Record Date


The Wright Managed Equity Trust
----------------------------------------------------------------------------------------------------------------------------------
                                                     Wright Selected   Wright Junior       Wright        Wright Int'l.
NAME AND ADDRESS                                        Blue Chip        BlueChip       Quality Core       Blue Chip
OF BENEFICIAL/RECORD OWNER                            Equities Fund    Equities Fund    Equities Fund    Equities Fund
----------------------------------------------------------------------------------------------------------------------------------

Southington Savings Investment                           6.322%           9.491%
Mgt. Trust Services
Attn: Rita Beaulieu
121 Main St., Southington, CT 06489
----------------------------------------------------------------------------------------------------------------------------------

Barhart Company                                          5.317%
Bar Harbor Banking & Trust Co.
P.O. Box 218, Bar Harbor, ME 04609-0218
----------------------------------------------------------------------------------------------------------------------------------

Investors Fiduciary Tr. Co. Cust.                                                                            6.430%
FBO Centurion Trust Company
127 W 10th St., Kansas City, MO 64105
----------------------------------------------------------------------------------------------------------------------------------

Judd's Inc. Pension Plan                                                                   16.119%
c/o John J. Brokerick
1500 Eckington Pl. NE, Washington, DC 20002
----------------------------------------------------------------------------------------------------------------------------------

Leo S. Rowe, Pan American Fund                                                              7.591%
c/o James B. McCeney, Treasurer Room 720 A
1889 F Street NW, Washington, DC 20006
----------------------------------------------------------------------------------------------------------------------------------

NCSC Staff Pension Fund                                                                    9.617%
Attn: Generosa C. Deausen Comptroller
National Council of Senior Citizens, 8403 Colesville Rd.,
Suite 1200, Silver Spring, MD 20910-3314
----------------------------------------------------------------------------------------------------------------------------------

Ruane & Co.                                              5.995%                                              5.296%
c/o Tompkins County Trust Co.
Attn: Trust Dept.
P.O. Box 460, Ithaca, NY 14851
----------------------------------------------------------------------------------------------------------------------------------

RWDSU Pension Fund, c/o Compas Bank                                                                         10.214%
Attn: Patsy Alford MC 01506
P.O. Box 10566, Birmingham, AL 35296
----------------------------------------------------------------------------------------------------------------------------------

Sachem Trust National Association                                         5.934%
Attn: Paul Bjorklund
23 Boston Street, Guilford, CT 06437
----------------------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                                                   9.758%
Attn: Suzanne Williamson, Mutual Funds Dept.
101 Montgomers St., San Francisco, CA 94104

                                                          Exhibit B (continued)


The Wright Managed Income Trust
----------------------------------------------------------------------------------------------------------------------------------
                                              Wright         Wright          Wright         Wright        Wright U.S.
NAME AND ADDRESS OF                        U.S. Treasury U.S. Treasury    Total Return  Current Income  Treasury Money
BENEFICIAL/RECORD OWNER                        Fund      Near Term Fund     Bond Fund        Fund         Market Fund
----------------------------------------------------------------------------------------------------------------------------------

American Wyoming & Co.                         6.742%
Attn: Patsy Johnson
P.O. Box 1528, Cheyenne, WY 82003
----------------------------------------------------------------------------------------------------------------------------------

Barhart Company                                7.562%         8.264%          8.359%
Bar Harbor Banking & Trust Co.
P.O. Box 218, Bar Harbor, ME 04609-0218
----------------------------------------------------------------------------------------------------------------------------------

Creve & Company                                                                                            15.87685%
383 Lamp & Lantern Village
Town & Country, MO 63017
----------------------------------------------------------------------------------------------------------------------------------

CC Dickson Co.                                                5.602%
c/o Clyde C. Dickson Jr.
P.O. Box 36777, Charlotte, NC 28236
----------------------------------------------------------------------------------------------------------------------------------

First Nat'l Bank, Winfield, Kansas                            5.343%
Attn: Judy Foley
900 Main St., Box 545, Winfield, KS 67156
----------------------------------------------------------------------------------------------------------------------------------

Independence Trust Co.                         7.712%                                                       5.60706%
200 Bedford St., 5th Floor
P.O. Box 119, Manchester, NH 03105
----------------------------------------------------------------------------------------------------------------------------------

Norwalk Savings Society                                                       7.563%
Attn: Trust Dept.
48 Wall Street Box 28, Norwalk, CT 06852
----------------------------------------------------------------------------------------------------------------------------------

Ruane & Co.,c/o Tompkins County Trust Co.                     6.246%                                        7.35383%
Attn: Trust Dept.,
P.O. Box 4560, Ithaca, NY 14851
----------------------------------------------------------------------------------------------------------------------------------

RWDSU Pension Fund-Fixed-A/C51370864                                                        12.54385%
RWDSU Benefit Fund - MC01506                                                                 7.44737%
c/o Compass Bank, Attn: Patsy Alford
P.O. Box 10566, Birmingham, AL 35296
----------------------------------------------------------------------------------------------------------------------------------

Sachem Trust Nat'l. Association                               7.672%
Attn: Paul Bjorklund
23 Boston Street, Guilford, CT 06437
----------------------------------------------------------------------------------------------------------------------------------

Security First National Bank                                                                                5.27966%
Attn: Michael L. Young, P.O. Box 231 or 625
Murray Street, Alexandria, LA 71309
----------------------------------------------------------------------------------------------------------------------------------

Southington Savings Investment                                               10.504%
Mgt. Trust Services, Attn: Rita Beaulieu
121 Main St., Southington, CT 06489
----------------------------------------------------------------------------------------------------------------------------------

Thompson & Co.                                                                5.507%
c/o First National Bank, Attn: Darla Lentsch
P.O. Box 5057, Brookings, SD 57006

                                                                 EXHIBIT C


                   Table of Comparative Expenses (Proposal 1)
                                Feeder Funds Only


                                                         Wright                  Wright                 Wright
                                                   Selected Blue Chip       Junior Blue Chip    International Blue Chip
                                                   Equities Fund (WBC)    Equities Fund (WJBC)   Equities Fund (WIBC)
                                                   Actual     Proforma    Actual     Proforma     Actual      Proforma
                                                  Expenses    Expenses   Expenses    Expenses    Expenses     Expenses
---------------------------------------------------------------------------------------------------------------------------------

Annualized Fund Operating Expenses
(as a percentage of average net assets)

Investment Adviser Fee                              0.63%      0.63%       0.54%       0.54%      0.77%       0.77%
Rule 12b-1 Distribution Expense
   (after expense limitation)                       0.20%      0.20%       0.00%(1)    0.00%(2)   0.20%       0.20%
Other Expenses (including administration fees)(3)   0.21%      0.22%       0.66%       0.66%(2)   0.33%       0.34%
                                                  --------------------------------------------------------------------------------
     Total Operating Expenses
         (after expense limitations)                1.04%      1.05%       1.20%(1)    1.20%(2)   1.30%       1.31%



(1) The investment  adviser and  Distributor  have  voluntarily  and temporarily agreed to limit the Total Operating Expense of WJBC. Absent this agreement,  the
Rule 12b-1  Distribution  Expense and Total  Operating  Expense of WJBC would be
0.20%  and  1.41%,  respectively.   If  credits  resulting  from  cash  balances
maintained  with  Investors  Bank & Trust  Company  were  reflected in the table above, the Total Operating Expense for WJBC would be 1.15%.

(2) Upon conversion to the master-feeder structure, the investment adviser and Distributor have voluntarily and temporarily agreed to limit the Total Operating
Expense of WJBC.  Absent this  agreement,  the proforma Rule 12b-1  Distribution
Expense,  Other Expenses and Total Operating Expense would be 0.20%,  0.67%, and
1.42%, respectively. After reflecting credits from cash balances maintained with Invesors Bank & Trust Company in the proforma table, the Total Operating
Expenses would be 1.15%.


(3) Administration fees for WBC, WJBC, and WIBC were 0.12%, 0.20%, and 0.12%, respectively.


                                                      Wright U.S.         Wright U.S. Treasury      Wright Current
                                                      Treasury Fund          Near Term Fund           Income Fund
                                                         (WUSTB)                 (WNTB)                 (WCIF)
                                                   Actual     Proforma    Actual     Proforma     Actual      Proforma
                                                  Expenses    Expenses   Expenses    Expenses    Expenses     Expenses
-------------------------------------------------------------------------------------------------------------------------

Annualized Fund Operating Expenses
(as a percentage of average net assets)

Investment Adviser Fee                              0.40%      0.40%       0.42%       0.42%      0.40%       0.40%
Rule 12b-1 Distribution Expense
    (after expense limitation)                      0.18%(1)   0.18%(2)    0.20%       0.20%      0.20%       0.20%
Other Expenses (including administration fees)(3)   0.36%      0.36%(2)    0.19%       0.20%      0.28%       0.29%
                                                   ----------------------------------------------------------------------
     Total Operating Expenses (after reductions)    0.94%(1)   0.94%(2)    0.81%       0.82%      0.88%       0.89%

(1) The investment adviser and the Distributor have voluntarily and temporarily agreed to limit the Total Operating Expense of WUSTB. Absent this agreement, the Rule 12 b-1 Distribution Expense and Total Operating Expenses would be 0.20% and 0.95%, respectively, for WUSTB. If credits resulting from cash balances maintained with Investors Bank & Trust Company were reflected in the table above, the Total Operating Expenses for WUSTB, and WNTB would be 0.87%, and 0.81%, respectively.

(2) Upon conversion to the master-feeder structure, the investment adviser and Distributor have voluntarily and temporarily agreed to limit the Total Operating Expense of WUSTB. Absent this agreement, the proforma Rule 12b-1 Distribution Expense, Other Expenses and Total Operating Expense would be 0.20%, 0.37%, and 0.96%, respectively. After reflecting credits from cash balances maintained with Investors Bank & Trust Company in the proforma table, the Total Operating Expense would be 0.90%.

(3)  Administration fees for WUSTB, WNTB, WTRB and WCIF were 0.10%, 0.08%, 0.09% and 0.10%, respectively.

Example of Fund Expenses


         The following is an illustration of the actual and proforma total transaction and operating expenses that an investor in each Feeder Fund would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and redemption at the end of each period:


                                              Wright                      Wright                       Wright
                                        Selected Blue Chip           Junior Blue Chip          International Blue Chip
                                        Equities Fund (WBC)        Equities Fund (WJBC)         Equities Fund (WIBC)
-------------------------------------------------------------------------------------------------------------------------

1Year                                          $ 11                        $ 12                        $ 13
3Years                                           33                          38                          41
5Years                                           57                          66                          71
10Years                                         127                         145                         157
--------------------------------------------------------------------------------------------------------------------------


                                              Wright                      Wright                       Wright
                                           U.S. Treasury               U.S. Treasury                   Current
                                               Fund                   Near Term Fund                 Income Fund
                                              (WUSTB)                     (WNTB)                       (WCIF)
--------------------------------------------------------------------------------------------------------------------------

1 Year                                      $ 10                            $ 8                         $ 9
3 Years                                       30                             26                          28
5 Years                                       52                             45                          49
10 Years                                     115                            100                         108
--------------------------------------------------------------------------------------------------------------------------


         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary.

                                                                EXHIBIT D

                        Amendments to Investment Restrictions

   No.   Current Restrictions                                     Amended Restrictions
         Each Fund may not:                                       Each Fund may not:
-----------------------------------------------------------------------------------------------------------------------------

   1     Borrow money in excess of 1/3 of the current market           Borrow  money or issue senior  securities  except
         value of the net assets of a Fund  (excluding  the amount     as permitted by the Investment Company Act of 1940.
         borrowed) and then only if such borrowing is incurred         In addition, a Fund may not issue bonds,debentures or
         as a temporary measure for extraordinary or emergency         senior equity securities, other than shares of
         purposes or to facilitate the orderly sale of portfolio       beneficial interest;
         securities to accommodate redemption requests; or
         issue any securities of a Fund other than its shares of
         beneficial interest except as appropriate to evidence
         indebtedness which the Fund is permitted to incur.
         To the extent that a Fund purchases additional port-
         folio securities while such borrowings are outstanding,
         that particular Fund may be considered to be leverag-
         ing its assets, which entails the risks that the costs
         of borrowing may exceed the return from the securi-
         ties purchased.  (The Trust anticipates paying interest
         on borrowed money at rates comparable to a Fund's
         yield and the Trust has no intention of attempting to
         increase any Fund's net income by means of borrow-
         ing);



   2     Pledge, mortgage or hypothecate its assets to an extent       No similar restriction.
         greater than 1/3 of the total assets of a Fund taken at
         market;


 3      Invest more than 5% of a Fund's total assets taken at           With respect to 75% of the total assets of a Fund,
        current market value in the securities of any one               purchase the securities of any issuer if such purchase
        issuer(1) or allow a Fund to purchase more than                 would cause more than 5% of its total assets (taken at
        10% of the voting securities of any one issuer;                 market value) to be invested in the securities of such
                                                                        issuer, or purchase securities of any issuer if such
                                                                        purchase would cause more than 10% of the total voting
                                                                        securities of such issuer to be held by the Fund, except
                                                                        obligations issued or guaranteed by the U.S.Government,
                                                                        its agencies or instrumentalities;





   4  Purchase  or retain  securities  of any  issuer if 5% of the       No similar restriction.
      issuers  securities  are  owned  by  those  officers  and
      Trustees of  the Trust or its  manager, investment adviser or administrator who own individually more than 1/2 of 1% of the issuer's securities;


   5  Purchase securities on margin or make short sales                  Purchase securities on margin (but a Fund may obtain
      except sales against the box, write or purchase or sell            such short-term credits as may be necessary for the
      any put options, or purchase warrants;(2)                          clearance of purchase and sales of securities);



   6  Buy or sell real estate, commodities, or commodity                 Purchase  or sell real  estate, although a Fund may
      contracts unless acquired as a result of ownership of              purchase and sell securities which are secured by real
      securities;(3)(4)                                                  estate and securities of companies which invest or deal
                                                                         in real estate;

                                                                         Purchase or sell commodities or commodity contracts
                                                                         for the purchase or sale of physical commodities other
                                                                         than currency, excluding financial futures contracts
                                                                         and options on these financial futures contracts;


   7 Purchase any securities which would cause more                      Make an investment in any one industry if such invest-
     than 25% of the  market  value of a Fund's  total  assets           ment would cause investments in such industry to
     at the time of such purchase to be invested in the                  equal or exceed 25% of the Fund's total assets taken
     securities of issuers having their principal business               at market value at the time of such investment
     activities in the same industry, provided that there is            (other than securities issued or guaranteed by
     no limitation in respect to investments in obligations              the U.S.Government or its agencies or instrumentalities);
     issued or guaranteed by the U.S. Government or its
     agencies or instrumentalities;(5)



  8   Underwrite securities issued by other persons                      Underwrite or participate in the marketing of securities
      except insofar as the Trust may technically be                     of others;
      deemed an underwriter under the Securities Act
      of 1933 in selling a portfolio security;


  9   Make loans, except (i) through the loan of a portfolio              Make loans to any person except by (a) the acquisition
      security, (ii) by entering into repurchase agreements               of debt securities and making portfolio investments,
      and (iii) to the extent that the purchase of debt instru-           (b) entering into repurchase agreements,or (c) lending
      ments for a Fund in accordance with the Fund's in-                   portfolio securities;
      vestment objective and policies may be deemed to
      be loans;(6)



  10 Purchase from or sell to any of its Trustees or                       No similar restriction.
     officers, its manager, administrator or investment
     adviser, its principal underwriter, if any, or the officers or directors of said manager, administrator, investment adviser or principal underwriter, portfolio securities of any Fund.


  11 No similar restriction.                                               Notwithstanding the investment policies and restrictions
                                                                           of a Fund, a Fund may invest its assets in an
                                                                           open-end management investment company with
                                                                           substantially the  same investment objective, policies
                                                                           and restrictions as the Fund.





(1) WUSTMM: Restriction (3) contains an additional clause --" (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Notwithstanding the amended investment restrictions set forth above, WUSTMM will be subject to the restrictins set forth in Rule 2a-7 under the 1940 Act.


(2)    WUST, WUSTNT, WTRB and WCI; Restriction (5) contains an additional clause
       --"except with respect to securities held by any Fund investing primarily in U.S. government securities or in securities the interest on which is exempt from federal income tax."

(3) WIBC: Restriction (6) contains an additional clause -- except that the Fund may purchase and sell futures contracts on securities, indices, currency and other financial instruments and options on such contracts.

(4)    WUST,WUSTNT,WTRB,WCI and WUSTMM: Restriction (6) applies only to real estate.


(5)    WUST, WUSTNT, WTRB and WCI: Restriction (7) contains an additional clause
       -- "and utility companies, gas, electric, water and telephone companies are considered as separate industries; except that, with respect to any Fund which has a policy of being primarily invested in obligations whose interest income is exempt from federal income tax, the restriction shall be that the Trust will not purchase for that Fund either (i) pollution control and industrial development bonds issued by non-governmental users or (ii) securities whose interest income is not exempt from federal income tax, if in either case the purchase would cause more than 25% of the market value of the assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry." This statement will be adopted as a non-fundamental policy of the Trust.


       WUSTMM: Restriction (7) contains an additional clause -- "and utility companies, gas, electric, water and telephone companies are considered separate industries."


(6)    WUST,  WUSTNT,  WTRB and WCI:  Restriction (9) does not currently permit loans of portfolio  securities and repurchase agreements.


                                                                  EXHIBIT E



                         Wright Investors' Service, Inc.



Additional Information about Wright.

Directors and Officers. The following table provides information about the directors and executive officers of Wright.


Name & Address                                                Principal Occupation or Employment
--------------                                                -------------------------------------

H. Day Brigham, Jr.                                           Director, Wright Investors' Service, Inc. Retired as officer
92 Reservoir Ave., Chestnut Hill, MA 02167                    and/or director of Eaton Vance and its affiliates.

Judith R. Corchard                                            Executive Vice President and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604                    Wright Investors' Service, Inc.

Peter M. Donovan                                              President, Chief Executive Officer and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604                    Wright Investors' Service, Inc.

C. Colburn Hardy                                              Director, Wright Investors' Service, Inc.  Retired.
2542 Canterbury Dr. South, West Palm Beach, FL 33407

Eugene J. Helm                                                Executive Vice President and Chief Financial Officer,
1000 Lafayette Blvd., Bridgeport, CT 06604                    Wright Investors' Service, Inc.

Albert L. Meric, Jr.                                          Executive Vice President and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604                    Wright Investors' Service, Inc.

George L. Rommel                                              Senior Vice President and Director,
1000 Lafayette Blvd., Bridgeport, CT 06604                    Wright Investors' Service, Inc.

Vincent M. Simko                                              Senior Vice President, Secretary and Director,
1087 Broad St., Bridgeport, CT 06604                          Wright Investors' Service, Inc.

George Taylor                                                 Director, Wright Investors' Service, Inc.  Retired.
179 Northwood Rd., Fairfield, CT 06432

Mildred Gibson Wright                                         Chairman of the Board of Directors,
1000 Lafayette Blvd., Bridgeport, CT 06604                    Wright Investors' Service, Inc.

                                                              EXHIBIT F


                                     Form of
                          INVESTMENT ADVISORY CONTRACT


         CONTRACT made this day of 1997, between [NAME OF TRUST], a New York trust (the "Trust"), and WRIGHT INVESTORS' SERVICE, INC., a Connecticut corporation (the "Adviser"):

         1. Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and, except as otherwise provided in an administration agreement, to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Contract. The Adviser will perform these duties with respect to any and all series of shares ("Portfolios") which may be established by the Trustees pursuant to the Trust's Declaration of Trust. Portfolios may be terminated and additional Portfolios established from time to time by action of the Trustees of the Trust.

         The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for each Portfolio and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios and for administering the Trust's affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of its Portfolios. As investment adviser to the Portfolios, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of each Portfolio's assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. The Adviser is authorized, in its discretion and without prior consultation with the Trust, but subject to each Portfolio's investment objective, policies and restrictions, to buy, sell, lend and otherwise trade in any stocks, bonds, options and other securities and investment instruments on behalf of the Portfolios, to purchase, write or sell options on securities, futures contracts or indices on behalf of the Portfolios, to enter into commodities contracts on behalf of the Portfolios, including contracts for the future delivery of securities or currency and futures contracts on securities or other indices, and to execute any and all agreements and instruments and to do any and all things incidental thereto in connection with the management of the Portfolios. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Portfolios and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Portfolios, all actions which it deems necessary or desirable to implement the investment policies of the Trust and of each Portfolio.

         The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Portfolio with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of a Portfolio or the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute portfolio security transactions at prices which are advantageous to the Portfolios and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services and products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser. The Adviser is expressly authorized to cause the Portfolios to pay any broker or dealer who provides such brokerage and research service and products a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of the Portfolio or the Trust or of other investment companies sponsored by the Adviser.

         2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Trust on behalf of each Portfolio shall pay to the Adviser on the last day of each month a fee equal (annually) to the percentage or percentages specified in Annex A of the average daily net assets of such Portfolio throughout the month, computed in accordance with the Trust's Declaration of Trust, registration statement and any applicable votes of the Trustees of the Trust.

         In case of the initiation or termination of the Contract during any month with respect to any Portfolio, each Portfolio's fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Contract is in effect and the fee shall be computed upon the average net assets for the business days the Contract is so in effect for that month.

         The Adviser may, from time to time, waive all or a part of the above compensation.


     3. Allocation of Charges and Expenses. It is understood that the Trust will pay all of its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation (i) expenses of maintaining the Trust and continuing its existence,
(ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the purchase or sale of securities, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, repurchase and redemption of interests, (viii) expenses of printing offering documents for distributing to investors (ix) expenses of reports and notices to interestholders and of meetings of interestholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds and securities, keeping of books and accounts and determination of net asset value), (xiii) fees, expenses and disbursements of transfer agents and registrars for all services to the Trust, (xiv) expenses for servicing interestholder accounts, (xv) any direct charges to interestholders approved by the Trustees of the Trust, (xvi) compensation of and any expenses of Trustees of the Trust who are not employees of the investment adviser or administrator , (xvii) the administration fee payable to the Trust's administrator, and (xix) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

         4. Other Interests. It is understood that Trustees, officers and interestholders of the Trust are or may be or become interested in the Adviser as directors, officers, employees, stockholders or otherwise and that directors, officers, employees and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as an interestholder or otherwise. It is also understood that directors, officers, employees and stockholders of the Adviser are or may be or become interested (as directors, trustees, officers, employees, stockholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Wright" or "Wright Investors" or any combination thereof as part of their names, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

         5. Limitation of Liability of the Adviser. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the purchase, holding or sale of any security.

         6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such sub-investment adviser provided, however, that any such subadvisory agreement shall be subject to such approval by the Trustees and shareholders of the Trust as shall be required under the Investment Company Act of 1940.

         7. Duration and Termination of this Contract. This Contract shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect as to each Portfolio up to and including February 28, 1999 and shall continue in full force and effect as to each Portfolio indefinitely thereafter, but only so long as such continuance after February 28, 1999 is specifically approved at least annually
(i) by the vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Portfolio and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust, in each case cast in person at a meeting called for the purpose of voting on such approval.

         Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract as to any Portfolio, without the payment of any penalty, by action of its Board of Directors or Trustees, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Contract as to any Portfolio by vote of a majority of the outstanding voting securities of that Portfolio. This Contract shall terminate automatically in the event of its assignment.

         8. Amendments of the Contract. This Contract may be amended as to any Portfolio by a writing signed by both parties hereto, provided that no material amendment to this Contract shall be effective as to that Portfolio until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval and (ii) by vote of a majority of the outstanding voting securities of that Portfolio.

           9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of the Trust limiting the personal liability of interestholders of the Trust, and the Adviser hereby agrees that it shall have recourse only to the Trust for payment of claims or obligations as between the Trust and Adviser arising out of this Contract and shall not seek satisfaction from the interestholders or any interestholder of the Trust. No Portfolio shall be liable for the obligations of any other Portfolio hereunder.

         10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities of that Portfolio" shall mean the vote of the lesser of (a) 67 per centum or more of the shares of the particular Portfolio present or represented by proxy at a meeting of interestholders of the Portfolio if the holders of more than 50 per centum of the outstanding shares of the particular Portfolio are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding interests of the particular
Portfolio, or such other vote as may be required from time to time by the Investment Company Act of 1940.

         11. Use of the Name "Wright". The Adviser hereby consents to the use by the Trust of the name "Wright" as part of the Trust's name and the name of each Portfolio should the Trust desire to adopt such name in the future; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name "Wright" or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to use the name "Wright." The Adviser shall have the right to require the Trust to cease using the name "Wright" as part of the Trust's name and the name of each Portfolio if the Trust ceases, for any reasons, to employ the Adviser or one of its affiliates as the Trust's investment adviser. Future names adopted by the Trust for itself and its Portfolios, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.



[NAME OF TRUST]                              WRIGHT INVESTORS' SERVICE, INC.



By: _____________________________         By:_________________________________
         Authorized Officer                             Authorized Officer

                                                                       ANNEX A

                            ANNUAL ADVISORY FEE RATES



                                                                     ANNUAL % ADVISORY FEE RATES
---------------------------------------------------------------------------------------------------------------------------
                                                              $100 Mil.       $250 Mil.      $500 Mil.
                                                 Under           to              to             to            Over
                                               $100 Mil.      $250 Mil.       $500 Mil.       $1 Bil.        $1 Bil.
---------------------------------------------------------------------------------------------------------------------------

Selected Blue Chip Equities Portfolio            0.55%          0.69%           0.67%          0.63%          0.58%
Junior Blue Chip Equities Portfolio              0.55%          0.69%           0.67%          0.63%          0.58%
International Blue Chip Equities Portfolio       0.75%          0.79%           0.77%          0.73%          0.68%
U.S. Treasury Portfolio                          0.40%          0.46%           0.42%          0.38%          0.33%
U.S. Treasury Near Term Portfolio                0.40%          0.46%           0.42%          0.38%          0.33%
Current Income Portfolio                         0.40%          0.46%           0.42%          0.38%          0.33%
---------------------------------------------------------------------------------------------------------------------------


                                                                    EXHIBIT G
                                     FORM OF
                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                           THE WRIGHT [NAME OF TRUST]
                                24 Federal Street
                           Boston, Massachusetts 02110


       DECLARATION OF TRUST made this day of , 1997 by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees");

       WHEREAS, pursuant to a declaration of trust executed and delivered on [date] and amended and restated on [date] (the "Original Declaration"), the Trustees established a trust for the investment and reinvestment of funds contributed thereto:

       WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest, as provided therein;

       WHEREAS, the Trustees declared that all money and property contributed to the trust established thereunder be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued thereunder and subject to the provisions thereof;

       WHEREAS, the Trustees desire to amend and restate the Original
 Declaration;

       NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the trustees of the trust, hereby amend and restate the Original Declaration as follows:

                                    ARTICLE I

                              NAME AND DEFINITIONS

       Section 1.1. Name. The name of the trust created hereby is The Wright [NAME OF TRUST] (the "Trust").

       Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings.

       (a) "Administrator" means the party, other than the Trust, to a contract described in Section 3.3 hereof.

       (b) "By-Laws" means the By-Laws referred to in Section 2.5 hereof, as from time to time amended.

       (c) "Class" means any division or Class of Shares within a Series or Fund, which Class is or has been established within such Series or Fund in accordance with the provisions of Article V.

       (d)    "Commission" has the meaning given it in the 1940 Act.

       (e) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

       (f) "Declaration" means this Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

       (g) "Fund" or "Funds," individually or collectively, means the separate Series of Shares of the Trust, together with the assets and liabilities belonging and allocated thereto.

       (h) "His" shall include the feminine and neuter, as well as the masculine, genders.

       (i) The term "Interested Person" has the meaning specified in the 1940 Act subject, however, to such exceptions and exemptions as may be granted by the Commission in any rule, regulation or order.

       (j) "Investment Adviser" means the party, other than the Trust, to an agreement described in Section 3.2 hereof.

       (k) The "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time.

       (l) "Person" means and includes individuals, corporations, partnerships, trusts, associations, firms, joint ventures and other entities, whether or not legal entities, as well as governments, instrumentalities, and agencies and political subdivisions thereof, and quasi-governmental agencies and instrumentalities.

       (m) "Principal Underwriter" means the party, other than the Trust, to a contract described in Section 3.1 hereof.

       (n) "Prospectus" means the Prospectus and Statement of Additional Information included in the Registration Statement of the Trust under the Securities Act of 1933 as such Prospectus and Statement of Additional Information may be amended or supplemented and filed with the Commission from time to time.

       (o) "Series" individually or collectively means such separately managed component(s) or Fund(s) of the Trust (or, if the Trust shall have only one such component or Fund, then that one) as may be established and designated from time to time by the Trustees pursuant to Section 5.5 hereof.

       (p)  "Shareholder"   means  a  record  owner  of  Outstanding  Shares.  A
Shareholder of Shares of a Series shall be deemed to own a proportionate undivided beneficial interest in such Series equal to the number of Shares of each Series of which he is the record owner divided by the total number of Outstanding Shares of such Series. A Shareholder of Shares of a Class within a Series shall be deemed to own a proportionate undivided beneficial interest in such Class equal to the number of Shares of such Class of which he is the record owner divided by the total number of Outstanding Shares of such Class. As used herein the term "Shareholder" shall, when applicable to one or more Series or Funds or to one or more Classes thereof, refer to the record owners of Outstanding Shares of such Series, Fund or Funds or of such Class or Classes of Shares.

       (q) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

       (r) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

       (s) "Trust" means The Wright [NAME OF TRUST]. As used herein the term Trust shall, when applicable to one or more Series or Funds, refer to such Series or Funds.

       (t) The "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof and the By-Laws of the Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

       (u) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Series or Class, as the context may require.

       (v) Except as such term may be otherwise defined by the Trustees in connection with any meeting or other action of Shareholders or in conjunction with the establishment of any Series or Class of Shares, the term "vote" when used in connection with an action of Shareholders shall include a vote taken at a meeting of Shareholders or the consent or consents of Shareholders taken without such a meeting. Except as such term may be otherwise defined by the Trustees in connection with any meeting or other action of Shareholders or in conjunction with the establishment of any Series or Class of Shares, the term "vote of a majority of the outstanding voting securities" as used in Sections
8.2 and 8.4 shall have the same meaning as is assigned to that term in the 1940 Act.


                                   ARTICLE II

                                    TRUSTEES

       Section 2.1. Management of the Trust. The business and affairs of the Trust shall be managed by the Trustees and they shall have all powers and authority necessary, appropriate or desirable to perform that function. The number, term of office, manner of election, resignation, filling of vacancies and procedures with respect to meetings and actions of the Trustees shall be as prescribed in the By-Laws of the Trust.

       Section 2.2. General Powers. The Trustees in all instances shall act as principals for and on behalf of the Trust and the applicable Series thereof, and their acts shall bind the Trust and the applicable Series. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Trustees shall not be bound or limited in any way by present or future laws, practices or customs in regards to trust investments or to other investments which may be made by fiduciaries, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to promote, implement or accomplish the various objectives and interests of the Trust and of its Series of Shares. The Trustees shall have full power and authority to adopt such accounting and tax accounting practices as they consider appropriate for the Trust and for any Series or Class of Shares. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, and with such full powers of delegation as the Trustees may exercise from time to time. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things as they deem necessary, appropriate or desirable in order to promote or implement the interests of the Trust or of any Series or Class of Shares although such things are not herein specifically mentioned. Any determination as to what is in the best interests of the Trust or of any Series or Class of Shares made by the Trustees in good faith shall be conclusive and binding upon all Shareholders. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of plenary power and authority to the Trustees.

      The enumeration of any specific power in this Declaration shall not be construed as limiting the aforesaid general and plenary powers.

      Section 2.3.Investments.The Trustees shall have full power and authority:

       (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

       (b) To acquire or buy, and invest Trust Property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities including, but not limited to, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any State or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Trust in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, coins and currency of all countries; to engage in "when issued" and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Trust and of each Series.

       (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any Trust Property or any of the foregoing securities, instruments or investments; to purchase and sell (or write) options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets, and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into transactions in interest rate, currency and other swaps, swaptions, and interest rate caps, floors and collars; and to engage in all types and kinds of hedging and risk management transactions.

       (d) To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including without limitation the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

       (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

       (f) To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; and to send all or any part of the Trust Property to other Persons.

       (g) To aid, support or assist by further investment or other action any Person, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trust or any Series has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

       (h) To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Declaration, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Declaration, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

       The foregoing clauses shall be construed both as objects and powers, and shall not be held to limit or restrict in any manner the general and plenary powers of the Trustees.

       Notwithstanding any other provision herein, the Trustees shall have full power in their discretion, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Fund), or to dispose of part or all of the Trust Property (or part or all of the assets of any Fund) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of New York or of any other state) which is classified as a partnership for federal income tax purposes.

       Section 2.4. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees who from time to time shall be in office. The Trustees may hold any security or other Trust Property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, and may cause legal title to any security or other Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series, or in the name of a custodian, subcustodian, agent, securities depository, clearing agency, system for the central handling of securities or other book-entry system, or in the name of a nominee or nominees of the Trust or a Series, or in the name of a nominee or nominees of a custodian, subcustodian, agent, securities depository, clearing agent, system for the central handling of securities or other book-entry system, or in the name of any other Person as nominee. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.

       Section 2.5. By-Laws. The Trustees shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Trust and containing such other provisions as they deem necessary, appropriate or desirable, and to amend and repeal such By-Laws. Unless the By-Laws specifically require that Shareholders authorize or approve the amendment or repeal of a particular provision of the By-Laws, any provision of the By-Laws may be amended or repealed by the Trustees without Shareholder authorization or approval.

       Section 2.6. Distribution and Repurchase of Shares. The Trustees shall have full power and authority to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares. Shares may be sold for cash or property or other consideration whenever and in such amounts and manner as the Trustees deem desirable. The Trustees shall have full power to provide for the distribution of Shares either through one or more principal underwriters or by the Trust itself, or both. The Trustees shall have full power and authority to cause the Trust and any Series and Class of Shares to finance distribution activities in the manner described in Section 3.7, and to authorize the Trust, on behalf of one or more Series or Classes of Shares, to adopt or enter into one or more plans or arrangements whereby multiple Series and Classes of Shares may be issued and sold to various types of investors.

       Section 2.7. Advisory Board. The Trustees shall have full power and authority to establish advisory boards and to appoint members thereto. Any such advisory board shall have the duties assigned to it by the Trustees and shall be as set forth in the By-Laws. The Trustees may terminate any advisory board in their sole discretion.
       Section 2.8. Delegation. The Trustees shall have full power and authority to delegate from time to time to such of their number or to officers, advisory board members, employees or agents of the Trust or to other Persons the doing of such things and the execution of such agreements or other instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem desirable or expedient.

       Section 2.9. Collection and Payment. The Trustees shall have full power and authority to collect all property due to the Trust; to pay all claims, including taxes, against the Trust or Trust Property; to prosecute, defend, compromise, settle or abandon any claims relating to the Trust or Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

       Section 2.10. Expenses. The Trustees shall have full power and authority to incur on behalf of the Trust or any Series or Class of Shares and pay any costs or expenses which the Trustees deem necessary, appropriate, desirable or incidental to carry out, implement or enhance the business or operations of the Trust or any Series thereof, and to pay compensation from the funds of the Trust to themselves as Trustees. The Trustees shall determine the compensation of all officers, employees and Trustees of the Trust. The Trustees shall have full power and authority to cause the Trust to charge all or any part of any cost, expense or expenditure (including without limitation any expense of selling or distributing Shares) or tax against the principal or capital of the Trust or any Series or Class of Shares, and to credit all or any part of the profit, income or receipt (including without limitation any deferred sales charge or fee, whether contingent or otherwise, paid or payable to the Trust or any Series or Class of Shares on any redemption or repurchase of Shares) to the principal or capital of the Trust or any Series or Class of Shares.

       Section 2.11. Manner of Acting. Except as otherwise provided herein or in the By-Laws, the Trustees and committees of the Trustees shall have full power and authority to act in any manner which they deem necessary, appropriate or desirable to carry out, implement or enhance the business or operations of the Trust or any Series thereof.

       Section 2.12. Miscellaneous Powers. The Trustees shall have full power and authority to: (a) distribute to Shareholders all or any part of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets of the Trust or of any Series or Class of Shares, the amount of such distributions and the manner of payment thereof to be solely at the discretion of the Trustees; (b) employ, engage or contract with such Persons as the Trustees may deem desirable for the transaction of the business or operations of the Trust or any Series thereof; (c) enter into or cause the Trust or any Series thereof to enter into joint ventures, partnerships (whether as general partner, limited partner or otherwise) and any other combinations or associations; (d) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees or other Persons as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;
(e) purchase, and pay for out of Trust Property, insurance policies which may insure such of the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, principal underwriters, distributors or independent contractors of the Trust as the Trustees deem appropriate against loss or liability arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such loss or liability; (f) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (g) indemnify or reimburse any Person with whom the Trust or any Series thereof has dealings, including without limitation the Investment Adviser, Administrator, Principal Underwriter, Transfer Agent and financial service firms, to such extent as the Trustees shall determine; (h) guarantee the indebtedness or contractual obligations of other Persons; (i) determine and change the fiscal year of the Trust or any Series thereof and the methods by which its and their books, accounts and records shall be kept; and (j) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust or any Series thereof.

       Section 2.13. Litigation. The Trustees shall have full power and authority, in the name and on behalf of the Trust, to engage in and to prosecute, defend, compromise, settle, abandon, or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any liabilities, losses, debts, claims or expenses (including without limitation attorneys' fees) incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any committee thereof, in the exercise of their or its good faith business judgment, to dismiss or terminate any action, suit, proceeding, dispute, claim or demand, derivative or otherwise brought by any Person, including a Shareholder in his own name or in the name of the Trust or any Series thereof, whether or not the Trust or any Series thereof or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Series thereof.

                                 ARTICLE III

                                  CONTRACTS

       Section 3.1. Principal Underwriter. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more contracts providing for the sale of the Shares. Pursuant to any such contract the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine; and any such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

       Section 3.2. Investment Adviser. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more investment advisory agreements with respect to one or more Series whereby the other party or parties to any such agreements shall undertake to furnish the Trust or such Series investment advisory and research facilities and services and such other facilities and services, if any, as the Trustees shall consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Adviser, in its discretion and without any prior consultation with the Trust, to buy, sell, lend and otherwise trade and deal in any and all securities, commodity contracts and other investments and assets of the Trust and of each Series and to engage in and employ all types of transactions and strategies in connection therewith. Any such action taken pursuant to such agreement shall be deemed to have been authorized by all of the Trustees.

       The Trustees may also authorize the Trust to employ, or authorize the Investment Adviser to employ, one or more sub-investment advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-investment adviser and approved by the Trustees.

       Section 3.3. Administrator. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more administration agreements with respect to one or more Series or Classes, whereby the other party to such agreement shall undertake to furnish to the Trust or a Series or a Class thereof with such administrative facilities and services and such other facilities and services, if any, as the Trustees consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine.

       Section 3.4. Other Service Providers. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more agreements with respect to one or more Series or Classes of Shares whereby the other party or parties to any such agreements will undertake to provide to the Trust or Series or Class or Shareholders or beneficial owners of Shares such services as the Trustees consider desirable and all upon such terms and conditions as the Trustees in their discretion may determine.

       Section 3.5. Transfer Agents. The Trustees may in their discretion from time to time appoint one or more transfer agents for the Trust or any Series thereof. Any contract with a transfer agent shall be on such terms and conditions as the Trustees may in their discretion determine.

       Section 3.6. Custodian. The Trustees may appoint a bank or trust company having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least $2,000,000 as the principal custodian of the Trust

(the "Custodian") with authority as its agent to hold cash and securities owned by the Trust and to release and deliver the same upon such terms and conditions as may be agreed upon between the Trust and the Custodian.

       Section 3.7. Plans of Distribution. The Trustees may in their discretion authorize the Trust, on behalf of one or more Series or Classes of Shares, to adopt or enter into a plan or plans of distribution and any related agreements whereby the Trust or Series or Class may finance directly or indirectly any activity which is primarily intended to result in sales of Shares or any distribution activity within the meaning of Rule 12b-1 (or any successor rule) under the 1940 Act. Such plan or plans of distribution and any related agreements may contain such terms and conditions as the Trustees may in their discretion determine, subject to the requirements of the 1940 Act and any other applicable rules and regulations.

       Section 3.8.  Affiliations.  The fact that:

       (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, creditor, director, officer, partner, trustee or employee of or has any interest in any Person or any parent or affiliate of any such Person, with which a contract or agreement of the character described in Sections 3.1, 3.2, 3.3, 3.4, 3.5 or 3.6 above has been or will be made or to which payments have been or will be made pursuant to a plan or related agreement described in
Section 3.7 above, or that any such Person, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

       (ii) any such Person also has similar contracts, agreements or plans with other investment companies (including, without limitation, the investment companies referred to in the last paragraph of Section 2.3) or organizations, or has other business activities or interests, shall not affect in any way the validity of any such contract, agreement or plan or disqualify any Shareholder, Trustee or officer of the Trust from authorizing, voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.


                                   ARTICLE IV

         LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

       Section 4.1. No Personal Liability of Shareholders, Trustees, Advisory Board Members, Officers and Employees. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. All Persons dealing or contracting with the Trustees as such or with the Trust or any Series thereof shall have recourse only to the Trust or such Series for the payment of their claims or for the payment or satisfaction of claims, obligations or liabilities arising out of such dealings or contracts. No Trustee, advisory board member, officer or employee of the Trust, whether past, present or future, shall be subject to any personal liability whatsoever to any such Person, and all such Persons shall look solely to the Trust Property, or to the assets of one or more specific Series of the Trust if the claim arises from the act, omission or other conduct of such Trustee, advisory board member, officer or employee with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series. If any Shareholder, Trustee, advisory board member, officer or employee, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability.

       Section 4.2. Trustee's Good Faith Action; Advice of Others; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment adviser or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the records, books and accounts of the Trust and upon reports made to the Trustees by any advisory board member, officer, employee, agent, consultant, accountant, attorney, investment adviser or other adviser, principal underwriter, expert, professional firm or independent contractor. The Trustees as such shall not be required to give any bond, surety or other security for the performance of their duties. No provision of this Declaration shall protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       Section 4.3. Indemnification. The Trustees may provide, whether in the By-Laws or by contract, vote or other action, for the indemnification by the Trust or by any Series thereof of the Shareholders, Trustees, advisory board members, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable. Any such indemnification may be mandatory or permissive, and may be insured against by policies maintained by the Trust.

       Section 4.4. No Duty of Investigation. No purchaser, lender or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees or Shareholders individually.

       Section 4.5. Reliance on Records and Experts. Each Trustee, advisory board member, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or a Series thereof, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or a Series thereof by any Trustee or any of its officers or employees or by the Investment Adviser, the Administrator, the Custodian, the Principal Underwriter, Transfer Agent, accountants, appraisers or other experts, advisers, consultants or professionals selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

       Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder and the number of Shares of each Series or Class thereof that may be issued hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder authorization or approval to establish and designate one or more Series of Shares and one or more Classes thereof as the Trustees deem necessary, appropriate or desirable. Each Share of any Series shall represent a beneficial interest only in the assets of that Series. Subject to the provisions of Section 5.5 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate and independent investment portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split in Shares, shall be fully paid and nonassessable.

       Section 5.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust or of any Fund nor can they be called upon to share or assume any losses of the Trust or of any Fund or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Series or Class of Shares.

       Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, limited liability company, corporation, bailment or any form of legal relationship other than a Massachusetts business trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or member of a joint stock association.

       Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time and without any authorization or vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate or desirable, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and reissue and resell full and fractional Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole
Shares and/or fractional Shares as the Trustees may in their discretion determine. The Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of Shares. Shares held in the treasury shall not be voted nor shall such Shares be entitled to any dividends or other distributions declared with respect thereto.

       Section 5.5. Series and Class Designations. Without limiting the exclusive authority of the Trustees set forth in Section 5.1 to establish and designate any further Series or Classes, it is hereby confirmed that the Trust consists of the presently Outstanding Shares of the following Series: [NAME THE SERIES] (the "Existing Series"). The Existing Series consist of [NAME THE CLASSES]. The Shares of any Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series and Classes shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to Series or Classes at the time of establishing and designating the same); provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, sales charges, purchase prices, determination of net asset value, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, the price, terms and manner of redemption or repurchase, special and relative rights as to dividends and distributions and on liquidation, conversion rights, exchange rights, and voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require. As to any division of Shares of the Trust into Series or Classes, the following provisions shall be applicable:

       (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more other Series or one or more other Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

       (ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded on the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees or their delegate shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each such allocation by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

       (iii) Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees or their delegate to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets belonging to each particular Series shall be charged with the liabilities, expenses, costs, charges and reserves of the Trust so allocated to that Series and all liabilities, expenses, costs, charges and reserves attributable to that Series which are not readily identifiable as belonging to any particular Class thereof. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion to determine which items are capital; and each such determination shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities, expenses, costs, charges and reserves attributable to any other Series or Class thereof of the Trust. All Persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

       (iv) Dividends and distributions on Shares of a particular Series or Class may be paid or credited in such manner and with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets belonging to that Series, as the Trustees may deem appropriate or desirable, after providing for actual and accrued liabilities, expenses, costs, charges and reserves belonging and allocated to that Series or Class. Such dividends and distributions may be paid daily or otherwise pursuant to the offering prospectus relating to the Shares or pursuant to a standing vote or votes of the Trustees adopted only once or from time to time or pursuant to other authorization or instruction of the Trustees. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment or crediting of such dividends or distributions.

       (v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata Share of distributions of income and capital gains made with respect to such Series or Class net of liabilities, expenses, costs, charges and reserves belonging and allocated to such Series or Class. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, a Shareholder of such Series or Class thereof shall be entitled to receive a pro rata Share of the net assets of such Series based on the net asset value of his Shares. A Shareholder of a particular Series of the Trust shall not be entitled to commence or participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

       (vi) On any matter submitted to a vote of Shareholders, the Shares entitled to vote thereon and the manner in which such Shares shall be voted shall be as set forth in the By-Laws or proxy materials for the meeting or other solicitation materials or as otherwise determined by the Trustees, subject to any applicable requirements of the 1940 Act. The Trustees shall have full power and authority to call meetings of the Shareholders of a particular Class or Classes of Shares or of one or more particular Series of Shares, or otherwise call for the action of such Shareholders on any particular matter.

       (vii) Except as otherwise provided in this Article V, the Trustees shall have full power and authority to determine the designations, preferences, privileges, sales charges, purchase prices, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, limitations and rights, including without limitation voting, dividend, distribution and liquidation rights, of each Class and Series of Shares. Subject to any applicable requirements of the 1940 Act, the Trustees shall have the authority to provide that the Shares of one Class shall be automatically converted into Shares of another Class of the same Series or that the holders of Shares of any Series or Class shall have the right to convert or exchange such Shares into Shares of one or more other Series or Classes of Shares, all in accordance with such requirements, conditions and procedures as may be established by the Trustees.

       (viii) The establishment and designation of any Series or Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, or as otherwise provided in such instrument. The Trustees may by an instrument subsequently executed by a majority of their number amend, restate or rescind any prior instrument relating to the establishment and designation of any such Series or Class. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration in accordance with Section 8.4 hereof, and a copy of each such instrument shall be filed in accordance with Section 10.1 hereof.

       Section  5.6.   Assent  to  Declaration  of  Trust  and  By-Laws.   Every
Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to all the terms and provisions of this Declaration and of the By-Laws of the Trust.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

       Section 6.1. Redemption of Shares. (a) Shares of the Trust shall be redeemable, at such times and in such manner as may be permitted by the Trustees from time to time. The Trustees shall have full power and authority to vary and change the right of redemption applicable to the various Series and Classes of Shares established by the Trustees. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the Principal Underwriter or any other Person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

       (b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trust may use for the purpose) deposited at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trust may from time to time establish additional requirements, terms, conditions and procedures, not inconsistent with the 1940 Act, relating to the redemption of Shares.

       Section 6.2. Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall prescribe. The amount of any sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

       Section 6.3. Payment. Payment of the redemption price of redeemed Shares shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act, as may be specified from time to time in the then effective Prospectus relating to such Shares, subject to the provisions of Sections 6.4 and 6.9 hereof. Notwithstanding the foregoing, the Trust or its agent may withhold from such redemption proceeds any amount arising
(i) from a liability of the redeeming Shareholder to the Trust, or (ii) in connection with any federal or state tax withholding requirements.

       Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 7.1 hereof, the Trust shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice at the office or agency where his application or request for redemption was made, withdraw his application or request and withdraw any Share certificates on deposit.

       Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Principal Underwriter or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of such time as the Trustees shall prescribe. The Trust may from time to time establish the requirements, terms, conditions and procedures relating to such repurchases, and the amount of any sales charge or repurchase fee payable on any repurchase of Shares may be deducted from the proceeds of such repurchase.

       Section 6.6. Redemption of Shareholder's Interest. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Classes thereof held by any Shareholder if (a) the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees or (b) the aggregate value of the assets of any Series or Class is less than the minimum amount determined by the Trustees to be the minimum for maintaining and operating the Series or Class as a viable economic entity.

       Section 6.7. Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, or to comply with the requirements of any other taxing authority.

       Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares of the Trust or of any Series or Class thereof pursuant to the provisions of
Section 7.3.

       Section 6.9. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Fund fairly to determine the value of its net assets, or (iv) as the Commission may by order permit for the protection of security holders of the Trust. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in clauses (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his application or request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                           DETERMINATION OF NET ASSET
                       VALUE, NET INCOME AND DISTRIBUTIONS

       Section 7.1. Net Asset Value. The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at or as of such time or times as the Trustees may determine. Any reference in this Declaration to the time at which a determination of net asset value is made shall mean the time as of which the determination is made. The power and duty to determine net asset value may be delegated by the Trustees from time to time to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person or Persons as the Trustees may determine. The value of the assets of the Trust or any Series thereof shall be determined in a manner authorized by the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, amounts determined and declared as a dividend or distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class thereof. The resulting amount, which shall represent the total net assets of the Trust or Series or Class thereof, shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The Trust may declare a suspension of the determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or other investments or in accruing or allocating income, expenses, reserves or liabilities. No provision of this Declaration shall be construed to restrict or affect the right or ability of the Trust to employ or authorize the use of pricing services, appraisers or any other means, methods, procedures, or techniques in valuing the assets or calculating the liabilities of the Trust or any Series or Class thereof.

       Section 7.2. Dividends and Distributions. (a) The Trustees may from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital), or assets of the Trust or such Series held by the Trustees as they may deem appropriate or desirable. Such distributions may be made in cash, additional Shares or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem appropriate or desirable. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time. The Trustees may always retain from the earnings or profits such amounts as they may deem appropriate or desirable to pay the expenses and liabilities of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, together with such amounts as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business or operations of the Trust or such Series. The Trust may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or other distribution plans as the Trustees may deem appropriate or desirable. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in any Series or Class.

       (b) The Trustees may prescribe, in their absolute discretion, such bases and times for determining the amounts for the declaration and payment of dividends and distributions as they may deem necessary, appropriate or desirable.

       (c) Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of account, the above provisions shall be interpreted to give the Trustees full power and authority in their absolute discretion to distribute for any fiscal year as dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series thereof to avoid or reduce liability for taxes.

       Section 7.3. Constant Net Asset Value; Reduction of Outstanding Shares. The Trustees may determine to maintain the net asset value per Share of any Series or Class at a designated constant amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series or Class as dividends payable in additional Shares of that Series or Class or in cash or in any combination thereof and for the handling of any losses attributable to that Series or Class. Such procedures may provide that, if, for any reason, the income of any such Series or Class determined at any time is a negative amount, the Trust may with respect to such Series or Class (i) offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or
(ii) reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative income, or (iii) cause to be recorded on the books of the Trust an asset account in the amount of such negative income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative income is experienced, until such asset account is reduced to zero, or (iv) combine the methods described in clauses (i), (ii) and (iii) of this sentence, in order to cause the net asset value per Share of such Series or Class to remain at a constant amount per Outstanding Share immediately after such determination and declaration. The Trust may also fail to declare a dividend out of income for the purpose of causing the net asset value of any such Share to be increased. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon all Shareholders. In the case of stock dividends or similar distributions received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

       Section 7.4. Power to Modify Foregoing Procedures. Notwithstanding any provisions contained in this Declaration, the Trustees may prescribe, in their absolute discretion, such other means, methods, procedures or techniques for determining the per Share net asset value of a Series or Class thereof or the income of the Series of Class thereof, or for the declaration and payment of dividends and distributions on any Series or Class of Shares.

                                  ARTICLE VIII

                       DURATION; TERMINATION OF TRUST OR A
                      SERIES OR CLASS; MERGERS; AMENDMENTS

       Series 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to terminate or annul the Trust or to revoke any existing agency or delegation of authority pursuant to the terms of this Declaration or of the By-Laws.

       Series 8.2. Termination of the Trust or a Series or a Class. (a) The Trust or any Series or Class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or a Series or Class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a Series or Class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to Shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of the Trust, such Series or Class or of their respective Shareholders. Such determination may (but need not) be based on factors or events adversely affecting the ability of the Trust, such Series or Class to conduct its business and operations in an economically viable manner. Such factors and events may include (but are not limited to) the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests, or political, social, legal or economic developments or trends having an adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

       (i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

       (ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or assets allocated or belonging to such Series or Class to one or more persons at public or private sale for the consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

       (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or in any combination thereof, among the Shareholders of the Trust or the Series or Class according to their respective rights.

       (b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Massachusetts

Secretary of State an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

       Section 8.3. Merger, Consolidation or Sale of Assets of a Series. A particular Series may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees and without any authorization, vote or consent of the Shareholders; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. The Trustees may also at any time sell and convert into money all the assets of a particular Series. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the particular Series, the Trustees shall distribute the remaining assets of such Series among the Shareholders of such Series according to their respective rights. Upon completion of the distribution of the remaining proceeds or the remaining assets, the Series shall terminate and the Trustees shall take the action provided in Section 8.2(b) hereof and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to such Series, and the rights and interests of all Shareholders of the terminated Series shall thereupon cease.

       Section 8.4. Amendments. The execution of an instrument setting forth the establishment and designation and the relative rights and preferences of any Series or Class of Shares (or amending, restating or rescinding any such prior instrument) in accordance with Section 5.5 hereof shall, without any authorization, consent or vote of the Shareholders, effect an amendment of this Declaration. Except as otherwise provided in this Section 8.4, if authorized by the vote of a majority of the outstanding voting securities of the Trust the financial interests of which are affected by the amendment and which are entitled to vote thereon (which securities shall, unless otherwise provided by the Trustees, vote together on such amendment as a single class), the Trustees may amend this Declaration by an instrument signed by a majority of the Trustees then in office. No Shareholder not so affected by any such amendment shall be entitled to vote thereon. The Trustees may (by such an instrument) also amend or otherwise supplement this Declaration of Trust, without any authorization, consent or vote of the Shareholders, to change the name of the Trust or any Fund or to make such other changes as do not have a materially adverse effect on the financial interests of Shareholders hereunder or if they deem it necessary or desirable to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code of 1986, but the Trustees shall not be liable for failing to do so. Any such amendment or supplemental Declaration of Trust shall be effective as provided in the instrument containing its terms or, if there is no provision therein with respect to effectiveness, upon the signing of such instrument by a majority of the Trustees then in office. Copies of any amendment or of any supplemental Declaration of Trust shall be filed as specified in Section 9.1 hereof. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

                                   ARTICLE IX

                                  MISCELLANEOUS

       Section 9.1. Filing of Copies, References, Headings and Counterparts. The original or a copy of this instrument, of any amendment hereto and of each declaration of trust supplemental hereto, shall be kept at the office of the Trust. A copy of this instrument, or any amendment hereto, and of each supplemental declaration of trust shall be filed with the Massachusetts Secretary of State and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to whether or not any such amendments or supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by a Trustee or an officer of the Trust to be a copy of this instrument or of any such amendment hereto or supplemental declaration of trust.

       In this instrument or in any such amendment or supplemental declaration of trust, references to this instrument, and all expressions such as "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument shall be executed in any number of counterparts each of which shall be deemed an original, but such counterparts shall constitute one instrument. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees then in office and filed with the Massachusetts Secretary of State. A restated Declaration shall, upon execution, be conclusive evidence of all amendments and supplemental declarations contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

       Section 9.2. Applicable Law. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

       Section 9.3. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of legal counsel, that any of such provisions is in conflict with the 1940 Act, the Internal Revenue Code of 1986 or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

       (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

       IN WITNESS WHEREOF, the undersigned, being all of the current Trustees of
the Trust, have executed this instrument this    day of    , 1997.



--------------------------------          ------------------------------
Peter M. Donovan                           A.M. Moody III
as Trustee, and not individually           as Trustee, and not individually
1000 Lafayette Boulevard                   1000 Lafayette Boulevard
Bridgeport, CT  06604                      Bridgeport, CT 06604



--------------------------------           ------------------------------
H. Day Brigham, Jr.                         Lloyd F. Pierce
as Trustee, and not individually            as Trustee, and not individually
24 Federal Street                           125 Gull Circle North
Boston, MA 02110                            Daytona, Beach, Fl 32119



--------------------------------            ------------------------------
Winthrop S. Emmet                           Raymond Van Houtte
as Trustee, and not individually            as Trustee, and not individually
Box 327                                     One Strawberry Lane
West Center Road                            Ithaca, NY 14859
West Stockbridge, MA 01266



--------------------------------
Leland Miles
as Trustee, and not individually
Tide Mill Landing
2425 Post Road, Suite 10
Southport, CT  06490

                                                             EXHIBIT H

                                     Form of

                        Standard Shares Distribution Plan

                                       of

                                 [NAME OF TRUST]


         WHEREAS, [Name of Trust] (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, Wright Investors Service Distributors, Inc. the "Distributor") acts as distributor of the shares of beneficial interest of the Trust's series set forth in Schedule I (each, a "Fund" and together, the "Funds");

         WHEREAS, the Trust, on behalf of each Fund, intends to pay distribution expenses with respect to the Funds' Standard Shares;

         WHEREAS, the Trust has entered into a distribution contract with the Distributor, whereby the Distributor renders services to the Trust in connection with the offering and distribution of each Fund's Standard Shares; and

         WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that adoption of this Standard Shares Distribution Plan will benefit each Fund and the Fund's Standard Shares shareholders.

         NOW,   THEREFORE,   the  Trust  hereby  adopts  this  Standard   Shares
Distribution Plan (the "Plan") on behalf of each Fund in accordance with Rule 12b-1 under the Act and containing the following terms and conditions:

         1 The Trust, on behalf of each Fund, is authorized to reimburse the Distributor for distribution services performed and expenses incurred by the Distributor in connection with each Fund's Standard Shares. The amount of such compensation paid during any one year shall not exceed .25% of the average daily net assets of a Fund attributable to the Standard Shares. Such compensation shall be calculated and accrued daily and paid monthly.

         2 Distribution services and expenses for which the Distributor may be reimbursed by a Fund's Standard Shares pursuant to this Plan include, without limitation: compensation to and expenses incurred by dealers or wholesalers retained by the Distributor (collectively, the "Authorized Dealers") and the officers, employees and sales representatives of Authorized Dealers and of the Distributor; allocable overhead, travel and telephone expenses; the printing of prospectuses and reports for other than existing shareholders; the preparation and distribution of sales literature and advertising; and all other expenses (other than personal and account maintenance services as defined in the Trust's Service Plan) incurred in connection with activities primarily intended to result in the sale of a Fund's Standard Shares.

         3 This Plan shall not take effect with respect to each Fund until after it has been approved by both (a) a majority of (i) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and (b) a majority of the outstanding voting Standard Shares of the Fund.

         4 Any agreements related to this Plan shall not take effect until approved in the manner provided for approval of this Plan in paragraph 3(a).

         5 This Plan shall continue in effect until February 28, 1998 and from year to year thereafter for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3(a).

         6 The persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any related agreement shall be the President or any Vice President of the Trust. Such persons shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         7 This Plan may be terminated at any time with respect to each Fund by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting Standard Shares of the Fund. If the Plan is terminated or not continued by the Trustees and no successor plan is adopted with respect to each Fund, the Fund shall cease to make distribution payments to the Distributor with respect to the Standard Shares.

         The term "vote of a majority of the outstanding voting Standard Shares of a Fund" shall mean the vote of the lesser (a) 67 per centum or more of the Fund's Standard Shares present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding Standard Shares are present or represented by proxy at the meeting, or (b) more than 50 per centum of the Fund's outstanding Standard Shares, or such other definition as may be required from time to time pursuant to the Act.

         8 This Plan may not be amended to increase materially the limit upon distribution expenses provided in paragraph 1 or to change the nature of such expenses provided in paragraph 2 hereof unless such amendment is approved in the manner provided for approval in paragraph 3 hereof.

         9 While this Plan is in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the discretion of the Rule 12b-1 Trustees.

         10 The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of this Plan, or of the agreements of such reports, as the case may be, the first two years in an easily accessible place.

         11 It is the opinion of the Trust's Trustees and officers that the following are not expenses primarily intended to result in the sale of each Fund's Standard Shares: fees and expenses of registering the Standard Shares under federal or state laws regulating the sale of securities; and fees and expenses of registering the Trust as a broker-dealer or of registering an agent of the Trust under federal or state laws regulating the sale of securities; and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of a Fund's Standard Shares, they shall be considered to be expenses contemplated by and included in this Distribution Plan but not subject to the limitation prescribed in paragraph 1 hereof.


         IN WITNESS WHEREOF, the Trust has executed this Distribution Plan on ___________, 1997.


                                             [NAME OF TRUST]




                                             By:_____________________________
                                                   President

Attest:



------------------------------
Secretary

                              Schedule I



                             [Name of Trust]


[All affected series of the Trust]

                                                               EXHIBIT  I

                                           Current Rule 12b-1 Distribution Plans



                                                      Fees Paid        Fees Paid           Date             Date
                                                 to the Distributor+    as a %         Current Plan     Current Plan
                                                        as of             of               First        Most Recently
                                                  December 31, 1996   Net Assets         Approved         approved
-------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund              $ 456,819            .20%            8/02/84          1/22/97
Wright Junior Blue Chip Equities Fund                      --              --             8/02/84          1/22/97
Wright Quality Core Equities Fund                     $ 63,297            .16%            5/01/85          1/22/97
Wright International Blue Chip Equities Fund         $ 477,861            .20%            7/15/87          1/22/97
Wright U.S. Treasury Fund                             $ 75,732            .19%            8/02/84          1/22/97
Wright U.S. Treasury Near Term Fund                  $ 280,119            .20%            8/02/84          1/22/97
Wright Total Return Bond Fund                        $ 218,218            .20%            8/02/84          1/22/97
Wright Current Income Fund                           $ 129,541            .20%            2/02/87          1/22/97
-------------------------------------------------------------------------------------------------------------------------

+ It is expected that the Distributor will continue to serve as distributor of each Fund's shares.

                                                                     EXHIBIT J

              Table of Comparative Rule 12b-1 Expenses (Proposal 4)

                                                  Wright                Wright             Wright              Wright
                                         Selected Blue Chip     Junior Blue Chip       Quality Core     International Blue Chip
                                         Equities Fund (WBC)  Equities Fund (WJBC  )Equities Fund (WQC)  Equities Fund (WIBC)
                                          Current   Amended     Current   Amended     Current   Amended     Current   Amended
                                           Plan      Plan        Plan      Plan        Plan      Plan        Plan      Plan
--------------------------------------------------------------------------------------------------------------------------------

Annualized Fund Operating Expenses
(as a percentage of average net assets)
Investment Adviser Fee                     0.63%     0.63%       0.54%    0.54%        0.45%    0.45%        0.77%     0.77%
Rule 12b-1 Distribution Expense
   (after expense limitation)              0.20%     0.25%       0.00%(1) 0.00%(2)     0.16%(1) 0.16%(2)     0.20%     0.25%
Other Expenses (including
    administration fees)(3)                0.21%     0.21%       0.66%    0.66%        0.46%    0.46%        0.33%     0.33%
     Total Operating Expenses
       (after expense limitations)         1.04%     1.09%       1.20%(1 )1.20%(2)     1.07%(1) 1.07%(2)     1.30%     1.35%
--------------------------------------------------------------------------------------------------------------------------------

(1) The investment adviser and the Distributor have temporarily and voluntarily agreed to limit the Total Operating Expenses of WJBC and WQC. Absent this agreement, the Rule 12b-1 Distribution Expense and Total Operating Expenses of WJBC and WQC would be 0.20% and 1.41%, and 0.20% and 1.11%, respectively. If credits resulting from cash balances maintained with Investors Bank & Trust Company were reflected in the table above, the Total Operating Expenses for WJBC and WQC would be 1.15% and 1.05%, respectively.

(2) The investment adviser and Distributor have temporarily and voluntarily agreed to limit the Total Operating Expense of WJBC and WQC. Absent this agreement, the proforma Rule 12b-1 Distribution Expense and Total Operating Expense would be 0.25% and 1.45%, respectively, for WJBC, and 0.25% and 1.15%, respectively, for WQC. After reflecting credits from cash balances maintained with Investors Bank & Trust Company in the proforma table, the Total Operating Expenses for WJBC and WQC would be 1.15% and 1.05%, respectively.

(3)  Administration fees for WBC, WJBC, WQC and WIBC were 0.12%, 0.20%, 0.20% and 0.12%, respectively.

                                               Wright        Wright U.S. Treasury Wright Total Return       Wright
                                         U.S. Treasury Fund     Near Term Fund        Bond Fund      Current Income Fund
                                               (WUSTB)              (WNTB)             (WTRB)              (WCIF)
----------------------------------------------------------------------------------------------------------------------------------
                                          Current   Amended   Current   Amended   Current   Amended   Current   Amended
                                           Plan      Plan      Plan      Plan      Plan      Plan      Plan      Plan
----------------------------------------------------------------------------------------------------------------------------------

Annualized Fund Operating Expenses
(as a percentage of average net assets)
Investment Adviser Fee
   (after fee reduction)                   0.40%(1)  0.40%      0.42%   0.42%      0.41%    0.41%      0.40%       0.40%
Rule 12b-1 Distribution Expense
   (after expense reduction)(1)            0.18%(1)  0.18%(2)   0.20%   0.25%      0.20%    0.25%      0.20%       0.22%(2)
Other Expenses (including administration
   fees)(3)                                0.36%     0.36%(2)   0.19%   0.19%      0.22%    0.22%      0.28%       0.28%(2)
----------------------------------------------------------------------------------------------------------------------------------
     Total Operating Expenses
     (after reductions)                    0.94%(1)  0.94%(2)   0.81%(1) 0.86%     0.83%(1) 0.88%      0.88%(1)     0.90%(2)
----------------------------------------------------------------------------------------------------------------------------------

(1) The investment adviser and the Distributor have temporarily and voluntarily agreed to limit the Total Operating Expenses of WUSTB. Absent this agreement, the Investment Adviser Fee, the Rule 12 b-1 Distribution Expense and Total Operating Expenses would be 0.41%, 0.20% and 0.95%, respectively, for WUSTB. If credits resulting from cash balances maintained with Investors Bank & Trust Company were reflected in the table above, the Total Operating Expenses for WUSTB, WNTB, WTRB and WCIF would be 0.87%, 0.81%, 0.82%, and 0.87%, respectively.

(2) The investment adviser and Distributor have temporarily and voluntarily agreed to limit the Total Operating Expense of WUSTB and WCIF. Absent this agreement, the proforma Rule 12b-1 Distribution Expense, Other Expenses and Total Operating Expense would be 0.25%, 0.36%, and 1.01%, respectively, for WUSTB and 0.25%, 0.29%, and 0.94%, respectively, for WCIF. After reflecting credits from cash balances maintained with Investors Bank & Trust Company in the proforma table, the Total Operating Expense would be 0.87% for WUSTB and 0.89% for WCIF.

(3)  Administration fees for WUSTB, WNTB, WTRB and WCIF were 0.10%, 0.08%, 0.09% and 0.10%, respectively.

Example of Fund Expenses

         The following is an illustration of the total transaction and operating expenses that an investor in each Fund would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and redemption at the end of each period:

                                               Wright              Wright             Wright              Wright
                                         Selected Blue Chip   Junior Blue Chip     Quality Core     International Blue Chip
                                         Equities Fund (WBC)Equities Fund (WJBC)Equities Fund (WQC)  Equities Fund (WIBC)
---------------------------------------------------------------------------------------------------------------------------------
                                          Current   Amended   Current   Amended   Current   Amended   Current   Amended
                                           Plan      Plan      Plan      Plan      Plan      Plan      Plan      Plan
---------------------------------------------------------------------------------------------------------------------------------

1Year                                       $ 11      $ 11     $ 12      $ 12      $ 11      $ 11      $ 13      $ 14
3Years                                        33        35       38        38        34        34        41        43
5Years                                        57        60       66        66        59        59        71        74
10Years                                      127       133      145       145       131       131       157       162
---------------------------------------------------------------------------------------------------------------------------------


                                               Wright              Wright             Wright              Wright
                                            U.S. Treasury       U.S. Treasury      Total Return           Current
                                                Fund           Near Term Fund        Bond Fund          Income Fund
                                               (WUSTB)             (WNTB)             (WTRB)              (WCIF)
----------------------------------------------------------------------------------------------------------------------------------
                                          Current   Amended   Current   Amended   Current   Amended   Current   Amended
                                           Plan      Plan      Plan      Plan      Plan      Plan      Plan      Plan
----------------------------------------------------------------------------------------------------------------------------------

1 Year                                      $ 10      $ 10      $ 8       $ 9      $ 8        $ 9       $ 9       $ 9
3 Years                                       30        30       26        27        26        28        28        29
5 Years                                       52        52       45        48        46        49        49        50
10 Years                                     115       115      100       106       103       108       198       111
----------------------------------------------------------------------------------------------------------------------------------


         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary.

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE YOUR

FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                           Special Meeting of the Shareholders - April 15, 1997

                                    Proxy Solicitation By The Board of Trustees
The Wright Managed Income Trust
Wright U.S. Treasury Money Market Fund

        The undersigned,revoking previous proxies,hereby appoint(s) H. Day Brigham, Jr., James L. O'Connor and A.M. Moody III with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 24 Federal Street, Boston, Massachusetts, on April 15, 1997 at
10:00 a.m., Boston time, and at any adjournment or adjournments. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 13, 1997 is hereby acknowledged. If not revoked, this proxy shall be voted as set forth herein:

                                                 PLEASE SIGN, DATE AND RETURN
                                                 PROMPTLY IN ENCLOSED  ENVELOPE.
                                                 Date:         , 1997
NOTE:
Signature(s) should agree with name(s)printed herein. When signing as attorney, executor, administrator, trustee or guardian,please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) EACH OF THE PROPOSALS AS SPECIFIED BELOW. AS TO ANY OTHER MATTER,OR IF ANY OF THE NOMINEES NAMED IN THE PROXY STATEMENT ARE NOT AVAILABLE FOR ELECTION, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

                                                                                   FOR      AGAINST      ABSTAIN

1.  To approve a new investment policy to permit the implementation of a
    master-feeder fund structure.                                                    []         []           []

2.  This Proposal DOES NOT apply to the Fund.
    No vote is required.

3.  To approve an Amended and Restated Declaration of Trust for the Trust.           []         []           []

4.  This Proposal DOES NOT apply to the Fund.
    No vote is required.

5.  To amend or eliminate certain of the Fund's fundamental investment restrictions with respect to:
    (a)  Borrowing money.                                                            []         []          []
    (b)  Pledging or mortgaging assets.                                              []         []          []
    (c)  Diversification of assets.                                                  []         []          []
    (d)  Securities transactions with affiliated persons.                            []         []          []
    (e)  Margin transactions, short sales, options transactions and warrants.        []         []          []
    (f)  Buy or sell real estate and commodities.                                    []         []          []
    (g)  Concentration of assets.                                                    []         []          []
    (h)  Underwriting securities.                                                    []         []          []
    (i)  Making loans.                                                               []         []          []
    (j)  Other securities transactions with affiliated persons.                      []         []          []


                                                                                     FOR       WITHHOLD    FOR,except
6.  To elect seven(7)Trustees to hold office until their respective successors       all       AUTHORITY   vote withheld
    have been duly elected and qualified.  The nominees are:                       nominees    for all     for nominees
                                                                                               nominees    listed at left
          Peter M.Donovan, H.Day Brigham, Jr., Winthrop S. Emmet, Leland Miles,
          A. M. Moody III, Lloyd F. Pierce and Raymond Van Houtte

          ---------------------------------------------------------------------      []          []          []

                                                                                    FOR        AGAINST     ABSTAIN
7.  To approve the selection of Deloitte & Touche, LLP as the independent            []          []          []
    auditor of the Trust.

                PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE YOUR

FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                           Special Meeting of the Shareholders - April 15, 1997

                                    Proxy Solicitation By The Board of Trustees
The Wright Managed Income Trust
WrightTotal Return Bond Fund

        The undersigned,revoking previous proxies,hereby appoint(s) H. Day Brigham, Jr., James L. O'Connor and A.M. Moody III with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 24 Federal Street, Boston, Massachusetts, on April 15, 1997 at
10:00 a.m., Boston time, and at any adjournment or adjournments. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 13, 1997 is hereby acknowledged. If not revoked, this proxy shall be voted as set forth herein:

                                                 PLEASE SIGN, DATE AND RETURN
                                                 PROMPTLY IN ENCLOSED  ENVELOPE.
                                                 Date:         , 1997
NOTE:
Signature(s) should agree with name(s)printed herein. When signing as attorney, executor, administrator, trustee or guardian,please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) EACH OF THE PROPOSALS AS SPECIFIED BELOW. AS TO ANY OTHER MATTER,OR IF ANY OF THE NOMINEES NAMED IN THE PROXY STATEMENT ARE NOT AVAILABLE FOR ELECTION, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

                                                                                   FOR      AGAINST      ABSTAIN

1.  To approve a new investment policy to permit the implementation of a
    master-feeder fund structure.                                                    []         []          []

2.  This Proposal DOES NOT apply to the Fund.
    No vote is required.

3.  To approve an Amended and Restated Declaration of Trust for the Trust.           []         []          []

4.  To amend the Fund's Rule 12b-1 distribution plan to increase the
    distribution fee.                                                                []         []          []

5.  To amend or eliminate certain of the Fund's fundamental investment restrictions with respect to:
    (a)  Borrowing money.                                                            []         []          []
    (b)  Pledging or mortgaging assets.                                              []         []          []
    (c)  Diversification of assets.                                                  []         []          []
    (d)  Securities transactions with affiliated persons.                            []         []          []
    (e)  Margin transactions, short sales, options transactions and warrants.        []         []          []
    (f)  Buy or sell real estate and commodities.                                    []         []          []
    (g)  Concentration of assets.                                                    []         []          []
    (h)  Underwriting securities.                                                    []         []          []
    (i)  Making loans.                                                               []         []          []
    (j)  Other securities transactions with affiliated persons.                      []         []          []


                                                                                     FOR       WITHHOLD    FOR,except
6.  To elect seven(7)Trustees to hold office until their respective successors       all       AUTHORITY   vote withheld
    have been duly elected and qualified.  The nominees are:                       nominees    for all     for nominees
                                                                                               nominees    listed at left
          Peter M.Donovan, H.Day Brigham, Jr., Winthrop S. Emmet, Leland Miles,
          A. M. Moody III, Lloyd F. Pierce and Raymond Van Houtte

          ---------------------------------------------------------------------      []          []          []

                                                                                    FOR        AGAINST     ABSTAIN
7.  To approve the selection of Deloitte & Touche, LLP as the independent            []          []          []
    auditor of the Trust.

                PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

(A card has been prepared for each of Wright U. S. Treasury Fund, Wright U.S. Treasury Near Term Fund and Wright Current Income Fund series of The Wright Managed Income Trust)

VOTE THIS PROXY CARD TODAY!

YOUR PROMPT RESPONSE WILL SAVE YOUR

FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                           Special Meeting of the Shareholders - April 15, 1997

                                    Proxy Solicitation By The Board of Trustees
The Wright Managed Income Trust
Wright                    Fund

        The undersigned,revoking previous proxies,hereby appoint(s) H. Day Brigham, Jr., James L. O'Connor and A.M. Moody III with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 24 Federal Street, Boston, Massachusetts, on April 15, 1997 at
10:00 a.m., Boston time, and at any adjournment or adjournments. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 13, 1997 is hereby acknowledged. If not revoked, this proxy shall be voted as set forth herein:

                                                 PLEASE SIGN, DATE AND RETURN
                                                 PROMPTLY IN ENCLOSED  ENVELOPE.
                                                 Date:         , 1997
NOTE:
Signature(s) should agree with name(s)printed herein. When signing as attorney, executor, administrator, trustee or guardian,please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) EACH OF THE PROPOSALS AS SPECIFIED BELOW. AS TO ANY OTHER MATTER,OR IF ANY OF THE NOMINEES NAMED IN THE PROXY STATEMENT ARE NOT AVAILABLE FOR ELECTION, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

                                                                                   FOR      AGAINST      ABSTAIN

1.  To approve a new investment policy to permit the implementation of a
    master-feeder fund structure.                                                    []         []          []

2.  To authorize the Trust on behalf of the Fund to vote at a meeting of holders of interests in the Wright Blue Chip Master Portfolio Trust
    ("Portfolio Trust") to :
                                                                                   FOR       WITHHOLD    FOR,except
    (a) elect seven(7)Trustees of the Portfolio Trust to serve until their         all       AUTHORITY   vote withheld
        successors have been duly elected and qualified.  The nominees are:      nominees    for all     for nominees
                                                                                             nominees    listed at left
          Peter M.Donovan, H.Day Brigham, Jr., Winthrop S. Emmet, Leland Miles,
          A. M. Moody III, Lloyd F. Pierce and Raymond Van Houtte

          ---------------------------------------------------------------------      []         []          []

                                                                                    FOR       AGAINST   ABSTAIN

    (b) select Deloitte & Touche, LLP as the independent auditors of the Trust       []         []          []
    (C) approve the investment advisory agreement between the Portfolio Trust
        and Wright Investors' Service, Inc.                                          []         []          []

3.  To approve an Amended and Restated Declaration of Trust for the Trust.           []         []          []

4.  To amend the Fund's Rule 12b-1 distribution plan to increase the
    distribution fee.                                                                []         []          []

5.  To amend or eliminate certain of the Fund's fundamental investment restrictions with respect to:
    (a)  Borrowing money.                                                            []         []          []
    (b)  Pledging or mortgaging assets.                                              []         []          []
    (c)  Diversification of assets.                                                  []         []          []
    (d)  Securities transactions with affiliated persons.                            []         []          []
    (e)  Margin transactions, short sales, options transactions and warrants.        []         []          []
    (f)  Buy or sell real estate and commodities.                                    []         []          []
    (g)  Concentration of assets.                                                    []         []          []
    (h)  Underwriting securities.                                                    []         []          []
    (i)  Making loans.                                                               []         []          []
    (j)  Other securities transactions with affiliated persons.                      []         []          []


                                                                                     FOR       WITHHOLD    FOR,except
6.  To elect seven(7)Trustees to hold office until their respective successors       all       AUTHORITY   vote withheld
    have been duly elected and qualified.  The nominees are:                       nominees    for all     for nominees
                                                                                               nominees    listed at left
          Peter M.Donovan, H.Day Brigham, Jr., Winthrop S. Emmet, Leland Miles,
          A. M. Moody III, Lloyd F. Pierce and Raymond Van Houtte

          ---------------------------------------------------------------------      []          []          []

                                                                                    FOR        AGAINST     ABSTAIN
7.  To approve the selection of Deloitte & Touche, LLP as the independent            []          []          []
    auditor of the Trust.
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                PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.